UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: June 1, 2013 - May 31, 2014

Item 1.	Reports to Stockholders.

Stone Harbor

Investment Partners

May 31, 2014

Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Investment Grade Fund | Strategic Income Fund

Stone Harbor Investment Funds Annual Report | May 31, 2014	1

Stone Harbor Investment Funds	Shareholder Letter
May 31, 2014 (Unaudited)

Dear Shareholder,

During the twelve month period ending May 31, 2014, credit market performance was impacted by interest rate volatility due to concerns over U.S. monetary and fiscal policy, fluctuating global growth expectations, retail mutual fund flows, and increased geopolitical risk.

Concerns over U.S. monetary policy evolved significantly over the review period. During the second half of 2013, investors were consumed with the timing and the size of the Federal Reserve’s “taper” of its purchases of U.S. Government securities. This uncertainty triggered heightened market reactions to nearly every U.S. economic release during the period. Higher volatility led to record retail mutual fund outflows in credit markets and caused a severe technical dislocation across all risk markets. Retail mutual fund selling impacted a wide range of fixed income assets and was particularly severe in the Emerging Markets Debt sector. However, investor sentiments turned positive as the Fed indicated commitment to maintaining a highly accommodative monetary policy for the foreseeable future. This policy stance combined with Federal Reserve Chair Janet Yellen’s comments that future rate increases would be tied to a range of economic indicators effectively reduced market volatility.

In addition, global economic growth expectations also contributed to market volatility during the year with the U.S. showing moderate growth and Europe emerging from a record long recession. Emerging markets were impacted by fluctuating growth levels in developed markets and the rising tension in Eastern Europe. Investors also had to contend with heightened emerging market foreign exchange volatility despite aggressive policy responses from central banks.

At the end of the review period, we hold a cautiously optimistic view of credit markets as global growth continues its recovery. Greater Federal Reserve clarity has led to lower credit market volatility and retail mutual fund flows show signs of stabilization, particularly in emerging markets. Central banks continue to support an accommodative monetary policy. We remain aware of the major challenges that will affect the financial markets. These include, among other factors, the impact of rising rates on credit markets, a U.S. and/or global economic slowdown, a disorderly response to changes in the Federal Reserve’s asset purchase program, and geopolitical turmoil.

At Stone Harbor, we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. As we continue to monitor these developments, please follow our progress throughout the year by visiting our website at www.shiplp.com. There you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor Investment Partners LP and look forward to providing you with another update in the next six months.

Stone Harbor Emerging Markets Debt Fund

The total return of the Emerging Markets Debt Fund (the “Fund” or “portfolio”) for the 12 month period ended May 31, 2014 was 2.45% (net of expenses) and 3.15% (gross of expenses). This performance compares to a benchmark return of 5.77% for the J.P. Morgan EMBI Global Diversified. For the period, external sovereign bond credit spreads over comparable maturity U.S. Treasury securities tightened by 22 basis points1 , ending the period at 273 basis points. Total returns on all country sub indices were positive for the period. Throughout the summer of 2013, returns on emerging markets (EM) debt were driven down by a broad-based selloff and all EM debt sectors experienced a significant decline. While the thematic drivers of the market downturn — namely, uncertainty around the Federal Reserve’s asset purchase program and continuing global growth concerns — persisted throughout much of the 12 month period, developments in these areas had a generally positive impact on market sentiment and were ultimately catalytic for a market recovery that gained traction after January 2014.

Several factors, both fundamental and technical, contributed to the market volatility of EM assets in the second half of 2013. From a macroeconomic perspective, rising concerns over the timing of the Federal Reserve’s reduction in the pace of its bond purchase program led to a rapid increase in U.S. Treasury yields and a broad-based sell off of fixed income assets. Fears of less accommodative monetary policy in the U.S. contributed to growing concerns about the attractiveness of EM assets that had benefitted from large investor inflows since the end of the global financial crisis. Fundamental factors also played a role in the EM debt decline as growth in many large emerging markets, including China, remained lower than expected and growth expectations fell. At the same time, popular uprisings in Argentina, Brazil, Thailand, Turkey and Ukraine produced headlines about political risks in EMs. These factors imposed a significant influence over investor sentiment across all EM sectors, in our view, particularly for individuals invested in broad EM debt mutual funds. Despite these challenges, emerging markets managed to regain footing beginning in February 2014 as the U.S. growth outlook for 2014 modestly improved. Market technicals improved as investor flows turned positive and EM credit spreads tightened. Subsequently, a rally ensued in select EM currencies; in some cases, too quickly relative to fundamentals during the year-to-date period ending May 31, 2014, in our view. Nevertheless, U.S. growth proved to be weaker-than-expected, EM country economic recovery was uneven, and geopolitical risks increased as the Russia/Ukraine conflict escalated throughout the latter part of the review period.

The Fund underperformed its benchmark primarily as a result of a country overweight in Venezuela and an underweight in Argentina within our hard currency sovereign allocation. We invested in Venezuela based on our assessment of the country’s ability and willingness to repay debt from U.S. dollar cash flows generated from oil exports. We also believed that Venezuela’s government had strong incentives to prioritize oil export cash

[1]	J.P. Morgan EMBI Global Diversified spreads.

2	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter
May 31, 2014 (Unaudited)

flows for debt service of external debt in order to maintain relationships with integrated global oil companies that invest in Venezuela’s Orinoco oil belt, which contains some of the world’s largest proven oil reserves. The market’s concerns over political risks in Venezuela, we believe, created significant value in external bonds. However, Venezuela debt underperformed the broader market in 2013 as investors reacted to President Nicolas Maduro’s populist policies that led to rising opposition and dissent. Venezuela securities subsequently rallied in the first five months of 2014. The Fund’s underweight in Argentina reflected our view that would determine Argentina’s willingness to pay the outcome of a U.S. court case involving holdout creditors from Argentina’s restructuring of debt in 2005 and 2010, rather than fundamental considerations. However, the Fund increased its position in Argentina after a significant decline of Argentina bond prices and a series of positive fundamental credit developments in January 2014; this positioning enhanced performance in the last three months of the reporting period. Other sources of underperformance included local rates and foreign exchange (FX) exposure in Brazil, Indonesia, and South Africa. Issue selection, particularly an allocation to short duration securities in Venezuela enhanced excess returns. Allocations to hard currency corporate bonds, particularly in Indonesia, Mexico, and UAE also contributed positively to excess returns.

As of the end of the period, overweight positions in the Fund were concentrated in country exposures where the portfolio management team identified attractive spread premiums relative to the team’s fundamental assessments of sovereign and corporate credit quality, including both non-investment grade and investment grade countries – examples included Azerbaijan, Dominican Republic, Indonesia, Turkey and Venezuela. Corporate debt exposure was also more limited given our more favorable view on sovereign debt valuations. The Fund reduced exposure to local debt markets over the course of the review period, particularly in countries in which local debt and currencies had outperformed the market since the end of January. The Fund also reduced exposure to corporate debt, particularly in Russia and Peru. Sales of local currency and corporate bonds funded additions of hard currency sovereign bonds.

We maintain our positive assessment of EM sovereign spreads even though EM benchmark spreads have already tightened by over 40 basis points year to date as of May 31, 2014. We continue to recognize the rising risks of a possible move higher in U.S. interest rates later this year, but maintain duration exposure in bonds whose yields are typically closely aligned with U.S. Treasury yields and in countries where we hold positive fundamental outlooks. Brazil, Indonesia and Mexico are good examples. In other countries — Argentina and Venezuela, for example — where yield curves are relatively flat and the historical sensitivity of bond price movements to U.S. Treasury yield changes are low, we hold lower than benchmark duration exposure. While weaker-than-expected growth in the U.S. and in several large emerging markets so far have constrained our willingness to add local currency exposure, we began adding in Mexico’s local bond and currency market in May. In addition, as sovereign spreads contract relative to EM corporates, we will likely look for opportunities to add exposure in the Corporate sector in the months ahead.

Stone Harbor High Yield Bond Fund

The total return of the Stone Harbor High Yield Bond Fund (the “Fund” or “portfolio”) for the 12 month period ended May 31, 2014 was 7.90% (net of expenses) and 8.45% (gross of expenses). This compares to a benchmark return of 7.48% for the Citigroup High Yield Market Capped Index. The high yield market benefited from moderate U.S. economic growth, a stabilizing European economy, global monetary easing, healthy market fundamentals and positive event risk. Market volatility during the period was primarily caused by interest rate volatility due to concerns over U.S. monetary and fiscal policy, fluctuating global growth expectations and increased geopolitical risk. This volatility resulted in record retail mutual fund outflows early in the year and caused a technical dislocation in the high yield market. As the Federal Reserve assured the market that monetary policy would remain highly accommodative for the foreseeable future, investors re-entered the market. This was later reinforced with the appointment of the new Federal Reserve Chair Janet Yellen who made it clear that future rate increases would be tied to a range of economic indicators and an accommodative monetary policy would continue — albeit at reduced levels — for an extended period of time. The market was also impacted during the year by the largest amount of merger and acquisition (M&A) activity since 2007. The 10-year Treasury began the year at 2.13% increasing 35 basis points to end the year at 2.48%. During the year the 10-year Treasury reached a yield of 3.03%, primarily due to investor concerns over U.S. monetary policy. High yield spreads, as represented by the Citigroup High yield Market Capped Index, tightened 74 basis points to end the year at 395 basis points.

As investors became more comfortable with U.S. economic growth, CCC rated bonds outperformed both BB and B rated securities. Furthermore, as concern over interest rate volatility subsided during the second half of the year, longer duration bonds outperformed shorter duration bonds. The new issue market remained healthy (although new issuance was less than last year’s record setting levels), with refinancing being the primary use of proceeds. The second largest high yield bond default on record occurred during the fiscal year with the much anticipated default of Energy Futures Holding (TXU). This increased the par-weighted default rate from a post crisis low of 0.61% in March to a rate of 2.08% at the end of the period. The par-weighted default rate had been below 2% since August 2012 until the TXU default. Despite this, the par-weighted default rate remains significantly below the 25-year long term average of 3.89%. We believe default rates will continue to remain low over the intermediate term, as healthy capital markets conditions enable companies to extend maturities and company fundamentals remain solid. The market had more companies upgraded to investment grade (rising stars) than companies downgraded to high yield (fallen angels) and the number of rating agency issuer upgrades slightly exceeded the number of downgrades for the year.

Stone Harbor Investment Funds Annual Report | May 31, 2014	3

Stone Harbor Investment Funds	Shareholder Letter
May 31, 2014 (Unaudited)

Major changes to the Fund’s industry exposures included increasing the Fund’s exposure to the Energy sector, particularly to Exploration & Production (E&P) companies based on our view that the supply/demand balance for natural gas is expected to be more favorable; and reducing the Fund’s underweight to the Metals/Mining sector due to valuation. We also increased exposure to the Technology sector due to our belief that the sector is poised to benefit from a growing global economy and from increases in capital spending in the Telecommunications industry. We reduced the Fund’s overweight to the Food/Beverage industry due to valuation and the Telecommunications industry as the fund’s holdings were reduced by capital market activity. Lastly, we increased the Fund’s bank loan exposure during the year based on the assumption that U.S. Treasury rates will slowly rise.

The Fund outperformed its benchmark as a result of issue selection decisions, particularly in the Utilities, Telecommunications and Healthcare sectors. Industry selection slightly detracted from performance due to an overweight in Food/Beverage/Bottling and Telecommunications, although issue selection offset the underperformance from the Telecommunications sector overweight. This relative underperformance was partially offset by an overweight to the Technology sector. All rating categories, except a small weighting to the BBB sector, contributed to performance, particularly an underweight to BB rated bonds. Issue selection in CCC rated bonds contributed to performance.

The Fund remains positioned for moderate U.S. economic growth. Relative to BB rated bonds, the Fund remains overweight B rated securities as we believe this sector may outperform on lower interest rate sensitivities. As of the date of this report, the largest portfolio industry overweights included: Cable & Media, based primarily on our view that industry consolidation particularly in the Cable sector could benefit the Fund’s holdings; Telecommunications, due primarily to its consistent cash flow characteristics; and Food/Beverage/Bottling, due primarily to positive free cash flow generation and solid asset coverage. The largest industry underweights for the review period included: Services-Other, due primarily to the minimal tangible asset value; and Home Builders and Auto Manufacturing/Vehicle Parts based primarily on valuation. Positive event risk including M&A and IPOs had a positive effect on the market; IPOs enabled highly leveraged companies to reduce debt levels and M&A events were primarily from better quality companies, a positive for high yield bonds. Although fundamentals continue to be favorable, we believe that the U.S. and European high yield markets are currently fully valued. Risk factors include increased geopolitical risk, a disorderly response to the removal of quantitative easing in the U.S., and a slowdown in global growth.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund” or “portfolio”) for the 12 month period ended May 31, 2014 was -4.04% (net of expenses) and -3.16% (gross of expenses). This performance compares to a benchmark return of -1.37% for the J.P. Morgan GBI-EM Global Diversified. Depreciation of emerging market currencies relative to the US dollar was the primary source of the market’s downturn over the reporting period, while returns from interest rate movements and yield were mixed and generally positive. Throughout the summer of 2013, emerging markets (EM) continued to be driven down by a broad-based selloff and all EM debt sectors, particularly local currency debt, experienced a significant decline. While the thematic drivers of the market downturn — namely, uncertainty around the Federal Reserve’s asset purchase program and continuing global growth concerns — persisted throughout much of the 12 month period, developments in these areas had a generally positive impact on market sentiments and were ultimately catalytic for a market recovery that gained traction after January 2014.

Several factors, both fundamental and technical, contributed to the market volatility of EM assets in the second half of 2013. From a macroeconomic perspective, rising concerns over the timing of the Federal Reserve’s reduction in the pace of its bond purchase program led to a rapid increase in U.S. Treasury yields and a broad-based sell off of fixed income assets. Fears of less accommodative monetary policy in the U.S. contributed to growing concerns about the attractiveness of EM assets that had benefited from large investor inflows since the end of the global financial crisis. Fundamental factors also played a role in the EM debt decline, in our opinion, as growth in many large emerging markets, including China, remained lower than expected and growth expectations fell. At the same time, popular uprisings in Argentina, Brazil, Thailand, Turkey and Ukraine produced headlines about political risks in EMs. These factors imposed a significant influence over investor sentiment across all EM sectors, in our view, particularly for individuals invested in broad EM debt mutual funds. Despite these challenges, emerging markets managed to regain footing beginning in February 2014 as the U.S. growth outlook for 2014 modestly improved. Market technicals improved as investor flows turned positive and EM credit spreads tightened. Subsequently, a rally ensued in select EM currencies; in some cases, too quickly relative to fundamentals during the year-to-date period ending May 31, 2014, in our view. Nevertheless, U.S. growth proved to be weaker-than-expected, EM country economic recovery was uneven, and geopolitical risks increased as the Russia/Ukraine conflict escalated throughout the latter part of the review period.

The Fund underperformed its benchmark primarily as a result of issue selection decisions in Brazil and Mexico and an underweight in the Hungarian forint. The largest source of portfolio underperformance came from allocation to Brazil long duration nominal fixed rate securities. The Fund’s positioning reflected our expectation that Brazil local bonds would outperform in an environment where the current government was politically motivated to lower interest rates, control inflation, and prevent further meaningful currency depreciation. However, this position underperformed significantly as the wide-spread sell-off driven by the Federal Reserve’s taper discussion resulted in a depreciation of the Brazil real during the May-August period. In Mexico, while the Fund’s overweight to the peso helped performance, issue selection and duration positions detracted from returns as U.S. bond yields rose in the latter half of 2013. We maintained the view that the Hungarian economy’s cyclical upswing disguised

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Stone Harbor Investment Funds	Shareholder Letter
May 31, 2014 (Unaudited)

underlying policy, growth and balance sheet weaknesses. But this underweight position performed poorly as markets reacted favorably to currencies from countries with strong economic ties to the Euro area on the heels of its improving growth expectations. Positions that enhanced returns during the period included an overweight in Brazil real and an underweight in Russia ruble. In Brazil, following significant underperformance in the summer of 2013, the real appreciated sharply in the first quarter of 2014. The underweight in Russia enhanced returns as the ruble weakened on slowing growth, deteriorating external accounts, and the escalating conflict in Ukraine.

The Fund has been rebalanced to favor countries where we see tangible evidence of growth. Examples include countries in Asia and Central Europe. Malaysia’s strong export performance in Q1, we believe, is likely to continue and improve fiscal results this year. Indonesia is another good example. Indonesia’s current account and trade balance are slowly repairing as a weaker currency has helped reduce import demand and improved external competitiveness, in our opinion. In Central Europe, we believe that Turkey has also begun the necessary adjustment after January’s rate hike; however, our positioning will depend to a large degree on whether Turkey’s central bank continues on the path of monetary policy orthodoxy. Poland is currently benefiting from a recovery in Euro area growth and warrants an overweight, in our view.

On the other hand, strong performance of several higher beta currencies and local debt markets in the first few months of 2014 – South Africa and Brazil in particular—were more technical than fundamental, in our view. As a result, exposure to both countries has been reduced as their local currency markets outperformed the broader market since the end of January. We have also increased our underweight in Thailand after a recent military coup as it appeared to us that there is no near-term resolution to the country’s political unrest.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund” or “portfolio”) for the twelve month period ended May 31, 2014 was 3.80% (net of expenses) and 4.80% (gross of expenses). This performance compares to a benchmark return of 4.78% for the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified). Corporate bond credit spreads over comparable maturity U.S. Treasury securities tightened by 31 basis points, ending the period at 292 basis points. Relative to sovereign EM debt, which declined sharply in the latter half of 2014, EM corporates total returns benefitted from the sector’s relatively low sensitivity to U.S. interest rates and its stable and growing investor base, which remains largely institutional rather than retail, in our view.

EM corporate debt performance belied significant market volatility during the period, particularly between June and January. Several factors, both fundamental and technical, contributed to the market volatility of EM assets in the second half of 2013. From a macroeconomic perspective, rising concerns over the timing of the Federal Reserve’s reduction in the pace of its bond purchase program led to a rapid increase in U.S. Treasury yields and a broad-based sell off in fixed income asset prices. Fears of less accommodative monetary policy in the U.S. contributed to growing concerns about the attractiveness of EM assets that had benefitted from large investor inflows since the end of the global financial crisis. Fundamental factors also played a role in the EM debt decline as growth in many large emerging markets, including China, remained lower than expected and growth expectations fell. At the same time, popular uprisings in Argentina, Brazil, Thailand, Turkey and Ukraine produced headlines about political risks in EMs. While these factors only indirectly impacted the EM Corporate sector, they imposed a significant influence over investor sentiment across all EM sectors, in our view, particularly for individuals invested in broad EM debt mutual funds.

Corporate debt from each of the major EM regions –Asia, Central Europe/Middle East/Africa and Latin America delivered roughly equivalent positive contributions to the CEMBI Broad Diversified total return. Returns varied considerably at the country level, from minus 33% for Mongolia’s sub index to positive 17.6% for Argentina’s. However, CEMBI Broad Diversified sub indices from only four countries, including Mongolia, had negative total returns during the year, despite higher than usual default rates in Latin America and slowing growth in China and Brazil. From an industry perspective, the largest contributor to total return came from the Banking sector, given its large weight in the index.

On a gross of expenses basis, the Fund outperformed its benchmark largely as a result of issue selection decisions in Argentina, Brazil, India, Indonesia, Mexico and UAE. In addition, issue selection in media and cable and wireless performed well. Another key element of the Fund’s relative outperformance was the avoidance of high profile defaults, particularly in Latin America. As defaults rose in 2013, the Fund successfully avoided the worst performing bonds in Brazil and Chile – two countries where the difference between the best and worst performing corporate bonds within the index varied the most. Primary detractors from performance were corporate positions in Ukraine and Brazil, both of which were overweights on average over the year. Corporate bonds from Ukraine were among the worst performers during the period, underperforming in sympathy with a sovereign credit downgrade that occurred in 3Q 2013, then later as Russia’s incursion into Crimea imposed a significant negative impact on corporate bond prices. In Brazil, macro factors, importantly, social unrest during the summer of 2013 and the subsequent weakening of Brazilian asset prices, influenced returns in the Corporate sector. In addition, select Brazilian banks came under pressure on developments relating to the Brazilian Supreme Court ruling on a long standing class action lawsuit by depositors. The Fund’s exposure, both the overweight position and issue selection decisions, in the Metals/Mining/Steel sector also detracted from relative returns.

Stone Harbor Investment Funds Annual Report | May 31, 2014	5

Stone Harbor Investment Funds	Shareholder Letter
May 31, 2014 (Unaudited)

For EM corporate debt in aggregate, valuations relative to comparably rated U.S. corporate debt, in our view, remain fair, even after spread tightening at the end of the reporting period. As sovereign spreads continue to tighten, the relative valuations of EM corporates have improved. We will be looking for opportunities in the primary market to increase exposure selectively in countries like Turkey where we see better valuations along with strong company fundamentals. While we recognize the risk of the upcoming elections in Turkey, political tensions in the months ahead may provide attractive entry points for well-financed corporate bonds outside the Financial sector.

Country developments, particularly in Brazil, China, and Russia, will remain key factors in the Fund’s positioning in the months ahead. We have reduced our overweight in Brazil where drought, recent weakness in economic activity, and lack of growth-supportive policy initiatives have led us to question the effectiveness of ongoing infrastructure investments. In Russia, we also have reduced exposure, in particular in the Financial sector, where risk of western sanctions remains high, in our view. We continue to be mindful of the market’s concerns in China over trust products and the default of a local corporate bond as well as of China’s growth rate, its financial system and recent depreciation of the Yuan.

Stone Harbor Investment Grade Fund

The total return of the Investment Grade Debt Fund (the “Fund” or “portfolio”) for the period since inception on December 19, 2013 through May 31, 2014 was 4.41% (net of expenses) and 4.63% (gross of expenses). This performance compares to a benchmark return of 3.61% for the Barclays Capital U.S. Aggregate Bond Index. The Fund outperformed its benchmark as a result of certain asset allocation and individual credit decisions. The Fund’s overweight to the Corporate Bond sector and its underweight to the U.S. Treasury sector relative to the benchmark were the two most significant positive contributors from an asset allocation perspective. The Fund generated 26 basis points of excess return attributable to security selection, with 80% of the incremental return from credit selection within Corporates.

The start of the reporting period coincided with Federal Reserve Governor Bernanke outlining the Federal Reserve’s intention to taper the pace of quantitative easing. While this was portrayed as a moderation in the pace of accommodation, the impact on the markets was more in line with a tightening of monetary policy. By the end of 2013, the U.S. Treasury market had registered its third worst annual return in twenty years. The proximate impact of the announcement was a rise in U.S. Treasury 10-year yields from 1.67% at the end of May to 3% by early September. Faced with this, fixed income markets adjusted during this period to a new paradigm. Emerging market returns were particularly poor, impacted not only by effective competition from higher U.S. yields but also by continuing weakness in emerging market economic performance. Indeed the differential between U.S. and emerging market growth fell to its lowest level for a number of years. Retail investors, who had committed substantial monies to these markets over the prior few years, reversed course and what resulted was significant outflows with some estimates placing the outflows from emerging market bond funds at 20% of assets under management.

Corporate bond markets (investment grade, loans and high yield) also corrected but found their footing by early summer as investors recognized that the very growth that was giving the Federal Reserve the confidence to adjust monetary policy was likely positive for the outlook for corporate profits. With the U.S. Treasury market fully discounting the likely path of Federal Reserve action by the end of the summer, we saw a great two-way environment which was significantly less volatile than the one experienced during the summer. Indeed the MOVE Index, which measures implied volatility in the U.S. Treasury market, fell nearly 50% between early September and mid-November. While investor outflows from emerging markets diminished, we saw substantial inflows into corporate bonds and loans with the latter recording $95 billion in inflows, representing a near 20% of the market.

While U.S. and U.K. growth improved during the year, European growth remained disappointing as did emerging market growth. With a substantial global output gap inflation measures subsided. Combined with the ongoing pressures post the European crisis of 2010-2012 Eurozone, inflation continued to decline towards 0.5%. Money supply growth remained low and lending data suggested an ongoing contraction of lending in Europe. While European Central Bank (ECB) President Draghi faced significant scepticism from board members representing Northern European countries, investors recognized that a fragile European economy concerned with debt sustainability would eventually require the ECB to act and might ultimately result in quantitative easing. This provided a positive backdrop for global real yields through the first months of 2014. U.S. Treasury 10-year yield declined towards 2.4% from 3% at the start of the year. Ten-year Bund yields fell to within 20 basis points of their cyclical low.

The prospect of a potential seminal change in ECB policy gave further impetus to corporate spread tightening and encouraged a significant recovery in emerging market debt. Over the course of the twelve months ending May 31, 2014, U.S. investment grade corporate bonds, U.S. High Yield Bonds and USD Emerging Market debt outperformed U.S. Treasuries on a duration adjusted basis by some 3%, 7% and 4%, respectively.

Looking ahead to the next twelve months, we are focusing on four key issues. Firstly, at what stage will the Federal Reserve begin to guide us towards the next rate rise? We anticipate that with continued strong growth we will likely see this in the fourth quarter of this year. Secondly, how will the ECB respond to the deflation threat that is evident in Europe? We expect significant action in the near term targeting the level of the Euro and the availability of credit. However, beyond this, we suspect that the ECB will be reluctant to extend action to quantitative easing until late 2014 or early 2015. Combined, these expectations highlight the risk of significant policy divergence towards the end of 2014. Thirdly, what growth will we see in the emerging markets? We anticipate a slightly better outcome this year which will extend into further gains next year. Momentum is

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Stone Harbor Investment Funds	Shareholder Letter
May 31, 2014 (Unaudited)

likely to be most positive in Latin America and Eastern Europe and a little more patchy in Asia. This should provide positive valuation support for Emerging Market Debt, in our view. Finally, what do valuations look like? In aggregate, credit markets look somewhat rich to fair value but not excessively so for this stage of the economic cycle. Looking across markets, the poor performance of Emerging Market assets in 2013 combined with improving economic performance is expected to result in outperformance relative to other asset classes. We have adjusted allocations over the past few months to reflect this expectation.

Stone Harbor Strategic Income Fund

The total return of the Strategic Income Fund (the “Fund” or “portfolio”) for the period since inception on December 19, 2013 through May 31, 2014 was 5.73% (net of expenses) and 6.04% (gross of expenses). This performance compares to a benchmark return of 4.73% for the Barclays Global Credit Total Return Index (Hedged into USD). The Fund outperformed its benchmark as a result of certain asset allocation and individual credit decisions. Approximately one third of the Fund’s excess return over the benchmark was due to credit selection. Issue selection was a positive contributor across all major sectors of the portfolio, lead by the High Yield and Investment Grade fixed income sectors. The remaining positive contribution to the Fund’s excess return was the result of asset allocation effects. The Fund’s overweight to the High Yield fixed income sector and underweight to the Investment Grade fixed income sector were both positive contributors. The largest impact, however, came from the Fund’s overweight to the Emerging Market Hard Currency Sovereign fixed income sector, which was the best performing market sector for the period.

The start of the reporting period coincided with Federal Reserve Governor Bernanke outlining the Federal Reserve’s intention to taper the pace of quantitative easing. While this was portrayed as a moderation in the pace of accommodation, the impact on the markets was more in line with a tightening of monetary policy. By the end of 2013, the U.S. Treasury market had registered its third worst annual return in twenty years. The proximate impact of the announcement was a rise in U.S. Treasury 10-year yields from 1.67% at the end of May to 3% by early September. Faced with this, fixed income markets adjusted during this period to a new paradigm. Emerging market returns were particularly poor, impacted not only by effective competition from higher U.S. yields but also by continuing weakness in emerging market economic performance. Indeed the differential between U.S. and emerging market growth fell to its lowest level for a number of years. Retail investors, who had committed substantial monies to these markets over the prior few years, reversed course and what resulted was significant outflows with some estimates placing the outflows from emerging market bond funds at 20% of assets under management.

Corporate bond markets (investment grade, loans and high yield) also corrected but found their footing by early summer as investors recognized that the very growth that was giving the Federal Reserve the confidence to adjust monetary policy was likely positive for the outlook for corporate profits. With the U.S. Treasury market fully discounting the likely path of Federal Reserve action by the end of the summer, we saw a great two-way environment which was significantly less volatile than the one experienced during the summer. Indeed the MOVE Index, which measures implied volatility in the U.S. Treasury market, fell nearly 50% between early September and mid-November. While investor outflows from emerging markets diminished, we saw substantial inflows into corporate bonds and loans with the latter recording $95 billion in inflows, representing a near 20% of the market.

While U.S. and U.K. growth improved during the year, European growth remained disappointing as did emerging market growth. With a substantial global output gap inflation measures subsided. Combined with the ongoing pressures post the European crisis of 2010-2012 Eurozone, inflation continued to decline towards 0.5%. Money supply growth remained low and lending data suggested an ongoing contraction of lending in Europe.While ECB President Draghi faced significant scepticism from board members representing Northern European countries, investors recognized that a fragile European economy concerned with debt sustainability would eventually require the ECB to act and might ultimately result in quantitative easing. This provided a positive backdrop for global real yields through the first months of 2014. U.S. Treasury 10-year yield declined towards 2.4% from 3% at the start of the year. Ten-year Bund yields fell to within 20 basis points of their cyclical low.

The prospect of a potential seminal change in ECB policy gave further impetus to corporate spread tightening and encouraged a significant recovery in emerging market debt. Over the course of the twelve months ending May 31, 2014, U.S. investment grade corporate bonds, U.S. High Yield Bonds and USD Emerging Market debt outperformed U.S. Treasuries on a duration adjusted basis by some 3%, 7% and 4%, respectively.

Looking ahead to the next twelve months, we are focusing on four key issues. Firstly, at what stage will the Federal Reserve begin to guide us towards the next rate rise? We anticipate that with continued strong growth we will likely see this in the fourth quarter of this year. Secondly, how will the ECB respond to the deflation threat that is evident in Europe? We expect significant action in the near term targeting the level of the Euro and the availability of credit. However, beyond this, we suspect that the ECB will be reluctant to extend action to quantitative easing until late 2014 or early 2015. Combined, these expectations highlight the risk of significant policy divergence towards the end of 2014. Thirdly, what growth will we see in the emerging markets? We anticipate a slightly better outcome this year which will extend into further gains next year. Momentum is likely to be most positive in Latin America and Eastern Europe and a little more patchy in Asia. This should provide positive valuation support for Emerging Market Debt, in our view. Finally, what do valuations look like? In aggregate, credit markets look somewhat rich to fair value but not excessively so for this stage of the economic cycle. Looking across markets, the poor performance of Emerging Market assets in 2013 combined

Stone Harbor Investment Funds Annual Report | May 31, 2014	7

Stone Harbor Investment Funds	Shareholder Letter
May 31, 2014 (Unaudited)

with improving economic performance is expected to result in outperformance relative to other asset classes. We have adjusted allocations over the past few months to reflect this expectation.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

The Citigroup High Yield Market Index (previously the Salomon Smith Barney High Yield Market Index) is a total rate-of-return index which captures the performance of below investment-grade debt issued by corporations domiciled in the United States or Canada. This index comprises Citigroup’s broadest market measure and includes cash-pay and deferred-interest securities. All the bonds in the high-yield indices are publicly placed, have a fixed coupon and are non-convertible. The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at U.S. $10 billion par amount outstanding.

The J.P. Morgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $350 mm for the CEMBI Broad Diversified. Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed accounts or investment funds. Investments cannot be made directly in a broad-based securities index. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

The J.P. Morgan EMBI Global Index (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The changes in the benchmark more accurately reflect the investment strategy.

The J.P. Morgan EMBI Global Diversified (EMBI Global Diversified) limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

The J.P. Morgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Return from FX is the difference between the J.P. Morgan GBI EM Global Diversified index total return(Bloomberg ticker JGENVUUG) and the GBI EM Global Diversified index in local currency terms (Bloomberg ticker JGENVLLG). Return from Rates equals the total return of the GBI EM Global Diversified index in local currency terms (Bloomberg ticker JGENVLLG).

It is not possible to invest directly in an index.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”.

Basis Point – a unit equal to one hundredth of a percentage point.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

The S&P 500 – is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. It differs from other U.S. stock market indices such as the Dow Jones Industrial Average and the Nasdaq due to its diverse constituency and weighting methodology.

Quantitative Easing (QE) – is an unconventional monetary policy used by central banks to stimulate the national economy when standard monetary policy has become ineffective. A central bank implements quantitative easing by buying financial assets from commercial banks and other private institutions, thus increasing the monetary base. This is distinguished from the more usual policy of buying or selling government bonds in order to keep market interest rates at a specified target value.

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Stone Harbor Investment Funds	Shareholder Letter
May 31, 2014 (Unaudited)

Barclays Global Credit Total Return Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include Convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes Treasuries, government-related and corporate securities, Mortgage Backed Securities (“MBS”) (agency fixed-rate and hybrid Adjustable-Rate Mortgage (“ARMS”) pass-throughs), Asset Backed Securities (“ABS”) and Collateralized Mortgage Obligations (“CMOs”) (agency and non-agency).

Stone Harbor Investment Funds Annual Report | May 31, 2014	9

Stone Harbor Investment Funds	Disclosure of Fund Expenses
May 31, 2014 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on December 1, 2013 and held until May 31, 2014.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND
Institutional Class
Actual	$1,000.00	$1,088.70	0.71%	$3.70
Hypothetical (5% return before expenses)	$1,000.00	$1,021.39	0.71%	$3.58

STONE HARBOR HIGH YIELD BOND FUND
Institutional Class
Actual	$1,000.00	$1,052.50	0.55%	$2.81
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	0.55%	$2.77

STONE HARBOR LOCAL MARKETS FUND
Institutional Class
Actual	$1,000.00	$1,039.70	0.91%	$4.63
Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	0.91%	$4.58

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Institutional Class
Actual	$1,000.00	$1,059.00	1.00%	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	1.00%	$5.04

STONE HARBOR INVESTMENT GRADE FUND(3)
Institutional Class
Actual	$1,000.00	$1,044.00	0.50%	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.44	0.50%	$2.52

STONE HARBOR STRATEGIC INCOME FUND(4)
Institutional Class
Actual	$1,000.00	$1,057.30	0.12%	$0.55
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	0.12%	$0.61

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)

Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365. Note this expense example is typically based on a six-month period.

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Stone Harbor Investment Funds	Disclosure of Fund Expenses
May 31, 2014 (Unaudited)

(3)

Stone Harbor Investment Grade Fund commenced operations on December 19, 2013. For purposes of calculating the “Actual” figures, actual number of days from commencement of operations through May 31, 2014 were used (164 days).

(4)

Stone Harbor Strategic Income Fund commenced operations on December 19, 2013. For purposes of calculating the “Actual” figures, actual number of days from commencement of operations through May 31, 2014 were used (164 days).

Stone Harbor Investment Funds Annual Report | May 31, 2014	11

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
May 31, 2014 (Unaudited)

Under SEC Rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables, which present holdings as a percent of total net assets (“TNA”), are provided in compliance with such requirements.

STONE HARBOR EMERGING MARKETS DEBT FUND
Country Breakdown	% of TNA
Venezuela	9.06%
Brazil	7.99%
Mexico	7.40%
Indonesia	7.16%
Colombia	6.18%
Turkey	4.79%
Russia	4.74%
South Africa	3.80%
Kazakhstan	3.66%
Croatia	3.14%
Chile	2.89%
Argentina	2.63%
Hungary	2.52%
Poland	2.49%
Dominican Republic	2.43%
China	2.33%
Romania	2.19%
Peru	2.12%
Panama	2.11%
Ukraine	1.79%
Serbia	1.55%
Azerbaijan	1.43%
Costa Rica	1.26%
Uruguay	1.23%
El Salvador	1.22%
Slovenia	1.09%
Ivory Coast	0.94%
Philippines	0.93%
Iraq	0.92%
Nigeria	0.84%
Malaysia	0.70%
Morocco	0.69%
Lithuania	0.66%
Trinidad	0.49%
British Virgin Islands	0.48%
Ghana	0.35%
India	0.35%
Mozambique	0.29%
Sri Lanka	0.24%
Slovakia	0.23%
Paraguay	0.20%
Gabon	0.07%
Guatemala	0.06%
United Arab Emirates	0.05%
Singapore	0.04%
Honduras	0.02%
Hong Kong	0.01%
South Korea	0.01%
Thailand	0.01%
Total	97.78%
Short Term Investments	0.21%
Other Assets in Excess of Liabilities	2.01%
Total Net Assets	100.00%

STONE HARBOR HIGH YIELD BOND FUND
Industry Breakdown	% of TNA
Exploration & Production	11.67%
Healthcare	7.42%
Technology	6.76%
Media Cable	6.73%
Wireless	4.67%
Metals/Mining/Steel	4.63%
Food/Beverage/Tobacco	4.13%
Electric	3.91%
Chemicals	3.63%
Wirelines	3.41%
Drillers/Services	3.28%
Media Other	3.04%
Paper/Forest Products	2.68%
Gaming	2.39%
Consumer Products	2.20%
Building Products	2.18%
Lodging	2.16%
Publishing/Printing	1.90%
Aerospace/Defense	1.80%
Textile/Apparel	1.72%
Industrial Other	1.55%
Containers/Packaging	1.44%
Services Other	1.39%
Automotive	1.31%
Gas Pipelines	1.20%
Retail Non Food/Drug	1.19%
Non Captive Finance	1.10%
Financial Other	1.00%
Refining	0.72%
Home Builders	0.71%
Retail	0.64%
Restaurants	0.60%
Environmental Services	0.56%
Leisure	0.45%
Pharmaceuticals	0.38%
Banking	0.32%
Retail Food/Drug	0.27%
Food and Beverage	0.15%
Railroads	0.07%
Transportation Non Air/Rail	0.00%	*
Total	95.36%
Common/Preferred Stocks	0.69%
Money Market Fund	2.98%
Other Assets in Excess of Liabilities	0.97%
Total Net Assets	100.00%

*	Amount represents less than 0.005% of net assets.

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Stone Harbor Investment Funds	Summaries of Portfolio Holdings
May 31, 2014 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND
Country Breakdown	% of TNA
Mexico	11.58%
Poland	10.64%
Malaysia	10.09%
Indonesia	9.77%
Russia	8.26%
Colombia	5.43%
South Africa	5.25%
Brazil	4.89%
Turkey	4.83%
Thailand	2.23%
Venezuela	2.02%
Romania	2.00%
Hungary	1.00%
Total	77.99%
Short Term Investments	6.22%
Other Assets in Excess of Liabilities	15.79%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Country Breakdown	% of TNA
Mexico	9.03%
Brazil	8.54%
United Arab Emirates	6.37%
China	5.80%
Colombia	5.57%
Russia	5.42%
India	5.19%
Indonesia	4.97%
Turkey	4.90%
Peru	4.58%
Hong Kong	4.39%
Qatar	4.37%
Israel	3.48%
South Korea	3.00%
Singapore	2.59%
Chile	2.55%
Kazakhstan	2.30%
South Africa	1.64%
Thailand	1.61%
Macau	1.48%
Morroco	1.36%
Trinidad	1.35%
Argentina	1.27%
Venezuela	1.09%
Saudi Arabia	1.04%
Malaysia	0.85%
Philippines	0.83%
Guatemala	0.81%
Luxembourg	0.81%
Jamaica	0.78%
Ghana	0.73%
Total	98.70%
Short Term Investments	0.26%
Other Assets in Excess of Liabilities	1.04%
Total Net Assets	100.00%

Stone Harbor Investment Funds Annual Report | May 31, 2014	13

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
May 31, 2014 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND
Industry Breakdown	% of TNA
U.S. Government Agency Mortgage Backed Securities	18.67%
U.S. Treasury Bonds/Notes	18.53%
Asset Backed/Commercial Mortgage Backed Securities	12.57%
Banking	6.72%
Pipelines	3.31%
Exploration & Production	3.27%
Food and Beverage	3.27%
Healthcare	2.43%
Media Cable	2.42%
Real Estate Investment Trust (REITs)	2.25%
Media Non Cable	1.83%
Refining	1.74%
Paper	1.71%
Wirelines	1.67%
Metals/Mining/Steel	1.63%
Tobacco	1.55%
Technology	1.49%
Oil Field Services	0.92%
Supermarkets	0.87%
Automotive	0.85%
Chemicals	0.85%
Retail Non Food/Drug	0.85%
Transportation Services	0.84%
Life Insurance	0.83%
Pharmaceuticals	0.81%
Aerospace/Defense	0.80%
Total	92.68%
Short Term Investments	6.87%
Other Assets in Excess of Liabilities	0.45%
Total Net Assets	100.00%

STONE HARBOR STRATEGIC INCOME FUND
Underlying Fund Breakdown	% of TNA
Stone Harbor Emerging Markets Debt Fund	35.20%
Stone Harbor High Yield Bond Fund	34.67%
Stone Harbor Investment Grade Fund	29.39%
Total	99.26%
Short Term Investments	0.01%
Other Assets in Excess of Liabilities	0.73%
Total Net Assets	100.00%

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Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2014 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the J.P. Morgan Emerging Markets Bond Index Global Diversified (J.P. Morgan EMBI Global Diversified).

The J.P. Morgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Average Annual Total Returns (Inception, August 16, 2007)

	1 Year	3 Years	5 Years	Since Inception
Stone Harbor Emerging Markets Debt Fund	2.45%	5.34%	11.05%	8.78%
J.P. Morgan EMBI Global Diversified	5.77%	7.60%	10.56%	8.87%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2014	15

Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2014 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the Citigroup High Yield Market Capped Index.

The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of “fallen angel” issues and capping the par value of individual issuers at US $10 billion par amount outstanding. The index is a total rate of return index which captures the performance of below investment grade debt issued by corporations domiciled in the United States or Canada.

Average Annual Total Returns (Inception, August 16, 2007)

	1 Year	3 Years	5 Years	Since Inception
Stone Harbor High Yield Bond Fund	7.90%	8.36%	12.43%	8.51%
Citigroup High Yield Market Capped Index	7.48%	8.73%	14.11%	9.24%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2014 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the J.P. Morgan Global Bond Index – Emerging Markets Global Diversified (J.P. Morgan GBI-EM Global Diversified).

The J.P. Morgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

Average Annual Total Returns (Inception, June 30, 2010)

	1 Year	3 Years	Since Inception
Stone Harbor Local Markets Fund	-4.04%	-0.81%	3.38%
J.P. Morgan GBI-EM Global Diversified	-1.37%	0.97%	5.35%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2014	17

Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2014 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the J.P. Morgan Corporate Emerging Market Bond Index – Broad Diversified (J.P. Morgan CEMBI Broad Diversified).

The J.P. Morgan CEMBI Broad Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

Average Annual Total Returns (Inception, June 1, 2011)

	1 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	3.80%	2.75%
J.P. Morgan CEMBI Broad Diversified	4.78%	5.99%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2014 (Unaudited)

STONE HARBOR INVESTMENT GRADE FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Investment Grade Fund and the Barclays Capital U.S. Aggregate Index.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Cumulative Returns (Inception, December 19, 2013)

	1 Month	3 Months	Since Inception
Stone Harbor Investment Grade Fund	1.27%	2.26%	4.41%
Barclays Capital U.S. Aggregate Index	1.14%	1.82%	3.61%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2014	19

Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2014 (Unaudited)

STONE HARBOR STRATEGIC INCOME FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Strategic Income Fund and the Barclays Global Credit Total Return Index (Hedged USD).

Barclays Global Credit Total Return Index is a subset of the Global Aggregate Index and is subject to the same quality, liquidity, and maturity requirements and exclusion rules of the latter. Constituents must be rated investment grade by at least two of the three major ratings agencies. Constituents must have a remaining maturity of at least one year. The index does not include convertibles, floating-rate notes, fixed-rate perpetuals, warrants, linked bonds, and structured products.

Cumulative Returns (Inception, December 19, 2013)

	1 Month	3 Months	Since Inception
Stone Harbor Strategic Income Fund	1.65%	3.34%	5.73%
Barclays Global Credit Total Return Index (Hedged USD)	1.27%	2.46%	4.73%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

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Stone Harbor Investment Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Stone Harbor Investment Funds:

We have audited the accompanying statements of assets and liabilities of Stone Harbor Investment Funds (the “Funds”), comprising the Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, and Stone Harbor Strategic Income Fund, including the statements of investments, as of May 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented (as to the Stone Harbor Investment Grade Fund and the Stone Harbor Strategic Income Fund, the related statements of operations, statements of changes in net assets, and the financial highlights for the period from December 19, 2013 (commencement of operations) to May 31, 2014). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Stone Harbor Investment Funds as of May 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

July 28, 2014

Stone Harbor Investment Funds Annual Report | May 31, 2014	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)

SOVEREIGN DEBT OBLIGATIONS - 76.11%
Argentina - 2.59%
Republic of Argentina:
	USD	7.000%	10/03/2015	19,617,948	$18,796,719
	USD	7.000%	04/17/2017	39,319,137	35,951,889
	USD	8.750%	06/02/2017	30,000	27,796
	USD	0.000%	03/31/2023	184,000	138,690	(1)
	USD	6.000%	03/31/2023	480,000	374,400	(1)
	USD	2.500%	12/31/2038	2,497,000	1,063,098	(2)

					56,352,592

Azerbaijan - 0.77%
Republic of Azerbaijan	USD	4.750%	03/18/2024	16,005,000	16,745,231	(3)

Brazil - 7.30%
Brazil Loan Trust 1	USD	5.477%	07/24/2023	19,576,715	20,580,022	(3)
Brazil Minas SPE via State of Minas Gerais	USD	5.333%	02/15/2028	1,479,000	1,484,546	(4)
Republic of Brazil:
	USD	4.875%	01/22/2021	10,712,000	11,791,234
	USD	2.625%	01/05/2023	26,491,000	24,570,403
	USD	4.250%	01/07/2025	47,658,000	48,611,160
	USD	8.750%	02/04/2025	834,000	1,175,940
	USD	8.250%	01/20/2034	12,755,000	17,761,337
	USD	7.125%	01/20/2037	26,027,000	32,989,222

					158,963,864

Colombia - 4.40%
Bogota Distrio Capital	COP	9.750%	07/26/2028	7,870,000,000	5,304,564	(4)
Republic of Colombia:
	COP	12.000%	10/22/2015	4,798,000,000	2,779,995
	USD	7.375%	01/27/2017	1,838,000	2,122,890
	USD	7.375%	03/18/2019	6,147,000	7,545,443
	USD	11.750%	02/25/2020	3,935,000	5,751,002
	COP	7.750%	04/14/2021	5,210,000,000	3,144,621
	USD	4.375%	07/12/2021	14,872,000	16,061,760
	USD	2.625%	03/15/2023	6,998,000	6,592,116
	USD	4.000%	02/26/2024	14,139,000	14,633,865
	USD	8.125%	05/21/2024	25,000	33,781
	COP	9.850%	06/28/2027	8,281,000,000	5,854,029
	USD	10.375%	01/28/2033	2,006,000	3,169,480
	USD	7.375%	09/18/2037	14,759,000	20,090,689
	USD	6.125%	01/18/2041	387,000	463,916
	USD	5.625%	02/26/2044	1,969,000	2,220,048

					95,768,199

Costa Rica - 1.26%
Republic of Costa Rica:
	USD	4.250%	01/26/2023	13,395,000	12,993,150	(4)
	USD	4.375%	04/30/2025	3,806,000	3,558,610	(3)
	USD	7.000%	04/04/2044	10,442,000	10,964,100	(3)

					27,515,860

Croatia - 3.14%
Croatian Government:
	USD	6.750%	11/05/2019	14,135,000	15,901,875	(4)
	USD	5.500%	04/04/2023	15,339,000	16,048,429	(4)

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Croatia (continued)
Croatian Government: (continued)
	USD	6.000%	01/26/2024	33,840,000	$36,420,300	(3)

					68,370,604

Dominican Republic - 2.43%
Dominican Republic:
	USD	9.040%	01/23/2018	12,697,768	13,951,673	(4)
	USD	7.500%	05/06/2021	27,015,000	31,202,325	(4)
	USD	5.875%	04/18/2024	3,278,000	3,425,510	(3)
	USD	7.450%	04/30/2044	4,091,000	4,428,507	(3)

					53,008,015

El Salvador - 1.22%
Republic of El Salvador:
	USD	7.375%	12/01/2019	220,000	247,500	(3)
	USD	7.375%	12/01/2019	2,068,000	2,326,500	(4)
	USD	7.750%	01/24/2023	4,320,000	4,924,800	(4)
	USD	5.875%	01/30/2025	304,000	302,480	(4)
	USD	5.875%	01/30/2025	4,407,000	4,384,965	(3)
	USD	8.250%	04/10/2032	1,000,000	1,140,000	(4)
	USD	7.650%	06/15/2035	12,399,000	13,204,935	(4)

					26,531,180

Gabon - 0.07%
Republic of Gabon:
	USD	8.200%	12/12/2017	50,000	57,625	(3)
	USD	6.375%	12/12/2024	1,258,000	1,386,945	(3)

					1,444,570

Ghana - 0.31%
Republic of Ghana	USD	8.500%	10/04/2017	6,336,000	6,738,336	(4)

Honduras - 0.02%
Honduras Government	USD	7.500%	03/15/2024	460,000	471,500	(4)

Hungary - 2.52%
Republic of Hungary:
	GBP	5.000%	03/30/2016	670,000	1,175,720
	EUR	4.375%	07/04/2017	7,000	10,149
	USD	6.250%	01/29/2020	2,491,000	2,809,549
	USD	6.375%	03/29/2021	27,838,000	31,669,901
	USD	5.750%	11/22/2023	9,410,000	10,305,832
	USD	5.375%	03/25/2024	8,374,000	8,928,820

					54,899,971

Indonesia - 6.70%
Republic of Indonesia:
	USD	6.875%	01/17/2018	9,123,000	10,468,642	(4)
	USD	11.625%	03/04/2019	2,170,000	2,978,325	(3)
	USD	11.625%	03/04/2019	18,110,000	24,855,975	(4)
	IDR	7.875%	04/15/2019	59,940,000,000	5,198,223
	USD	5.875%	03/13/2020	2,977,000	3,345,404	(4)
	USD	4.875%	05/05/2021	8,484,000	9,003,645	(4)
	USD	3.750%	04/25/2022	418,000	410,685	(4)
	IDR	7.000%	05/15/2022	16,100,000,000	1,299,722
	USD	3.375%	04/15/2023	22,727,000	21,391,789	(3)
	USD	5.375%	10/17/2023	10,731,000	11,649,842	(4)
	IDR	8.375%	03/15/2024	62,419,000,000	5,480,041

Stone Harbor Investment Funds Annual Report | May 31, 2014	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Indonesia (continued)
Republic of Indonesia: (continued)
	IDR	9.000%	03/15/2029	46,100,000,000	$4,112,475
	USD	8.500%	10/12/2035	13,660,000	18,628,825	(4)
	USD	6.625%	02/17/2037	6,286,000	7,213,185	(4)
	USD	7.750%	01/17/2038	15,431,000	19,809,546	(4)

					145,846,324

Iraq - 0.47%
Republic of Iraq	USD	5.800%	01/15/2028	10,879,000	10,362,248	(4)

Ivory Coast - 0.94%
Ivory Coast Government	USD	5.750%	12/31/2032	20,905,000	20,518,258	(2)(4)

Lithuania - 0.66%
Republic of Lithuania	USD	6.625%	02/01/2022	11,875,000	14,405,382	(4)

Mexico - 6.63%
Mexican Bonos:
	MXN	9.500%	12/18/2014	19,143,000	1,536,754
	MXN	6.250%	06/16/2016	30,475,000	2,481,013
	MXN	8.500%	12/13/2018	234,280,000	20,944,683
	MXN	8.000%	12/07/2023	193,179,000	17,474,303
	MXN	10.000%	12/05/2024	98,087,000	10,132,064
United Mexican States:
	USD	5.950%	03/19/2019	4,442,000	5,197,140
	USD	4.000%	10/02/2023	43,440,000	45,807,480
	USD	6.050%	01/11/2040	13,130,000	15,920,125
	USD	4.750%	03/08/2044	4,308,000	4,404,930
	USD	5.550%	01/21/2045	17,937,000	20,493,022

					144,391,514

Morocco - 0.47%
Moroccan Government	USD	4.250%	12/11/2022	10,204,000	10,242,265	(3)

Mozambique - 0.29%
Republic of Mozambique	USD	6.305%	09/11/2020	6,214,000	6,276,140	(4)

Nigeria - 0.84%
Republic of Nigeria:
	USD	6.750%	01/28/2021	8,433,000	9,402,795	(4)
	USD	6.375%	07/12/2023	2,636,000	2,866,650	(4)
	USD	6.375%	07/12/2023	5,479,000	5,958,412	(3)

					18,227,857

Panama - 2.11%
Republic of Panama:
	USD	5.200%	01/30/2020	7,121,000	7,975,520
	USD	9.375%	01/16/2023	450,000	625,500
	USD	8.875%	09/30/2027	3,493,000	5,064,850
	USD	9.375%	04/01/2029	19,723,000	29,485,885
	USD	8.125%	04/28/2034	2,063,000	2,785,050
	USD	6.700%	01/26/2036	12,000	15,000

					45,951,805

Paraguay - 0.20%
Republic of Paraguay	USD	4.625%	01/25/2023	4,242,000	4,348,050	(4)

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Peru - 1.87%
Republic of Peru:
	USD	8.375%	05/03/2016	20,000	$22,800
	USD	7.125%	03/30/2019	3,070,000	3,756,913
	USD	7.350%	07/21/2025	8,465,000	11,269,031
	USD	8.750%	11/21/2033	10,945,000	16,855,300
	USD	6.550%	03/14/2037	1,970,000	2,501,900
	USD	5.625%	11/18/2050	5,578,000	6,331,030

					40,736,974

Philippines - 0.93%
Republic of Philippines:
	USD	9.500%	02/02/2030	985,000	1,580,925
	USD	7.750%	01/14/2031	12,834,000	18,160,110
	USD	6.375%	01/15/2032	366,000	464,820

					20,205,855

Poland - 2.49%
Republic of Poland:
	USD	6.375%	07/15/2019	19,497,000	23,200,455
	USD	5.125%	04/21/2021	11,861,000	13,463,540
	USD	5.000%	03/23/2022	8,000	8,993
	USD	3.000%	03/17/2023	20,000	19,519
	USD	4.000%	01/22/2024	16,711,000	17,496,667

					54,189,174

Romania - 2.19%
Romanian Government International Bond:
	USD	6.750%	02/07/2022	17,788,000	21,378,953	(4)
	USD	4.375%	08/22/2023	9,414,000	9,702,068	(4)
	USD	4.875%	01/22/2024	15,596,000	16,638,982	(3)

					47,720,003

Russia - 4.28%
Russian Federation:
	USD	4.875%	09/16/2023	11,800,000	12,154,000	(3)
	USD	12.750%	06/24/2028	8,749,000	15,113,897	(4)
	USD	7.500%	03/31/2030	56,746,867	65,883,396	(2)(4)

					93,151,293

Serbia - 1.55%
Republic of Serbia:
	USD	5.875%	12/03/2018	2,418,000	2,611,561	(4)
	USD	4.875%	02/25/2020	1,636,000	1,685,080	(4)
	USD	7.250%	09/28/2021	25,361,000	29,545,565	(4)

					33,842,206

Slovakia - 0.23%
Republic of Slovakia	USD	4.375%	05/21/2022	4,611,000	4,966,831	(3)

Slovenia - 1.09%
Republic of Slovenia:
	USD	5.850%	05/10/2023	9,796,000	11,019,846	(4)
	USD	5.250%	02/18/2024	11,879,000	12,739,835	(3)

					23,759,681

South Africa - 3.42%
Republic of South Africa:
	USD	6.875%	05/27/2019	8,113,000	9,482,069

Stone Harbor Investment Funds Annual Report | May 31, 2014	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
South Africa (continued)
Republic of South Africa: (continued)
	USD	5.500%	03/09/2020	7,779,000	$8,595,795
	USD	5.875%	05/30/2022	5,256,000	5,965,560
	USD	4.665%	01/17/2024	11,503,000	11,934,363
	USD	5.875%	09/16/2025	33,977,000	38,436,481

					74,414,268

Sri Lanka - 0.24%
Republic of Sri Lanka:
	USD	5.125%	04/11/2019	1,379,000	1,415,199	(3)
	USD	6.250%	07/27/2021	3,600,000	3,834,000	(4)

					5,249,199

Trinidad - 0.44%
Republic of Trinidad & Tobago	USD	4.375%	01/16/2024	8,957,000	9,673,560	(3)

Turkey - 4.44%
Republic of Turkey:
	USD	7.250%	03/15/2015	30,000	31,388
	USD	7.000%	09/26/2016	2,884,000	3,197,635
	USD	7.500%	07/14/2017	7,869,000	9,019,841
	USD	6.750%	04/03/2018	8,441,000	9,580,535
	USD	7.000%	03/11/2019	3,305,000	3,829,669
	USD	7.500%	11/07/2019	5,407,000	6,441,089
	USD	7.000%	06/05/2020	4,293,000	5,028,176
	USD	5.125%	03/25/2022	9,201,000	9,764,561
	USD	6.250%	09/26/2022	12,872,000	14,625,810
	USD	3.250%	03/23/2023	14,924,000	13,823,355
	USD	7.375%	02/05/2025	17,569,000	21,434,180

					96,776,239

Ukraine - 1.79%
Ukraine Government:
	USD	6.875%	09/23/2015	208,000	199,940	(4)
	USD	6.875%	09/23/2015	1,854,000	1,782,157	(3)
	EUR	4.950%	10/13/2015	6,532,000	8,381,037	(4)
	USD	6.250%	06/17/2016	17,945,000	17,115,044	(4)
	USD	6.580%	11/21/2016	2,326,000	2,209,700	(4)
	USD	6.750%	11/14/2017	4,950,000	4,634,438	(4)
Ukraine Government Aid Bonds	USD	1.844%	05/16/2019	4,674,000	4,706,582

					39,028,898

Uruguay - 1.23%
Republic of Uruguay:
	USD	8.000%	11/18/2022	2,615,747	3,413,550
	USD	4.500%	08/14/2024	10,276,613	10,995,976
	USD	6.875%	09/28/2025	1,166,634	1,423,294
	USD	7.875%	01/15/2033	1,135,800	1,556,046
	USD	7.625%	03/21/2036	6,979,404	9,491,989

					26,880,855

Venezuela - 4.58%
Republic of Venezuela:
	USD	5.750%	02/26/2016	33,835,000	31,804,900	(4)
	USD	13.625%	08/15/2018	1,704,000	1,772,160	(4)
	USD	7.000%	12/01/2018	3,370,000	2,788,675	(4)
	USD	7.750%	10/13/2019	19,421,100	16,070,960	(4)

26	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Venezuela (continued)
Republic of Venezuela: (continued)
	USD	6.000%	12/09/2020	6,479,000	$4,729,670	(4)
	USD	12.750%	08/23/2022	11,441,000	11,326,590	(4)
	USD	9.000%	05/07/2023	9,781,100	7,996,049	(4)
	USD	8.250%	10/13/2024	6,522,500	4,973,406	(4)
	USD	7.650%	04/21/2025	8,517,000	6,259,995
	USD	11.750%	10/21/2026	123,000	114,083	(4)
	USD	9.250%	05/07/2028	8,700,000	6,851,250	(4)
	USD	11.950%	08/05/2031	5,445,000	5,036,625	(4)

					99,724,363

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,657,699,164

(Cost $1,595,530,972)

BANK LOANS - 0.01%(5)
Indonesia - 0.01%
PT Bakrie & Brothers TBK	USD	6.151%	11/25/2014	624,912	249,965

TOTAL BANK LOANS					249,965

(Cost $249,965)

CORPORATE BONDS - 20.08%
Argentina - 0.04%
YPF SA	USD	8.750%	04/04/2024	805,000	837,200	(3)

Azerbaijan - 0.66%
State Oil Company:
	USD	5.450%	02/09/2017	6,323,000	6,797,225
	USD	4.750%	03/13/2023	7,470,000	7,516,688

					14,313,913

Brazil - 0.69%
BM&FBovespa SA	USD	5.500%	07/16/2020	40,000	43,352	(4)
Braskem Finance Ltd.:
	USD	5.750%	04/15/2021	500,000	523,750	(4)
	USD	7.375%	10/29/2049	50,000	50,750	(3)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	2,339,000	2,252,059	(3)
ESAL GmbH	USD	6.250%	02/05/2023	2,271,000	2,253,967	(3)
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	2,058,000	2,122,415	(3)
Odebrecht Drilling Norbe VIII/IX Ltd.:
	USD	6.350%	06/30/2021	513,000	546,345	(4)
	USD	6.350%	06/30/2021	962,100	1,024,637	(3)
Odebrecht Finance Ltd.	USD	5.125%	06/26/2022	570,000	604,200	(3)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	2,007,093	2,157,625	(3)
QGOG Atlantic/Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	58,860	61,685	(3)
Samarco Mineracao SA	USD	4.125%	11/01/2022	2,406,000	2,297,730	(3)
Schahin II Finance Co. SPV Ltd.	USD	5.875%	09/25/2022	1,123,687	1,097,280	(3)

					15,035,795

British Virgin Islands - 0.48%
Sinochem Offshore Capital Co. Ltd.	USD	3.250%	04/29/2019	10,303,000	10,532,108	(3)

Chile - 2.89%
Banco del Estado de Chile	USD	3.875%	02/08/2022	3,277,000	3,322,223	(3)
Cencosud SA:
	USD	5.500%	01/20/2021	92,000	96,600	(3)
	USD	4.875%	01/20/2023	350,000	345,625	(3)

Stone Harbor Investment Funds Annual Report | May 31, 2014	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Chile (continued)
Codelco, Inc.:
	USD	7.500%	01/15/2019	3,216,000	$3,931,078	(4)
	USD	3.875%	11/03/2021	6,970,000	7,242,527	(4)
	USD	3.000%	07/17/2022	14,367,000	13,978,803	(3)
	USD	4.500%	08/13/2023	7,856,000	8,406,804	(3)
	USD	6.150%	10/24/2036	12,512,000	14,804,198	(4)
	USD	4.250%	07/17/2042	7,321,000	6,697,983	(3)
ENTEL Chile SA	USD	4.875%	10/30/2024	500,000	522,650	(3)
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	1,497,000	1,590,562	(3)
VTR Finance BV	USD	6.875%	01/15/2024	1,980,000	2,093,266	(3)

					63,032,319

China - 2.33%
China Overseas Finance Cayman V Ltd.	USD	3.950%	11/15/2022	850,000	789,952
CITIC Pacific Ltd.:
	USD	6.875%	01/21/2018	500,000	555,000
	USD	6.375%	04/10/2020	1,050,000	1,155,000
	USD	6.800%	01/17/2023	425,000	472,812	(4)
Country Garden Holdings Co. Ltd.:
	USD	11.250%	04/22/2017	350,000	369,687	(4)
	USD	11.125%	02/23/2018	1,410,000	1,540,425	(4)
Kaisa Group Holdings Ltd.	USD	8.875%	03/19/2018	1,148,000	1,168,090	(3)
Longfor Properties Co. Ltd.	USD	6.875%	10/18/2019	697,000	719,653
Sinochem Overseas Capital Co. Ltd.:
	USD	4.500%	11/12/2020	5,534,000	5,970,796	(4)
	USD	4.500%	11/12/2020	21,661,000	23,370,692	(3)
	USD	6.300%	11/12/2040	4,685,000	5,501,689	(4)
Sinopec Capital 2013 Ltd.	USD	3.125%	04/24/2023	4,584,000	4,365,733	(3)
Sinopec Group Overseas Development 2012 Ltd.	USD	3.900%	05/17/2022	1,071,000	1,087,555	(4)
Sinopec Group Overseas Development 2014 Ltd.	USD	4.375%	04/10/2024	3,460,000	3,633,744	(3)

					50,700,828

Colombia - 0.65%
Bancolombia SA	USD	5.125%	09/11/2022	2,467,000	2,507,335
Ecopetrol SA	USD	5.875%	05/28/2045	4,334,000	4,480,272
Grupo Aval Ltd.	USD	4.750%	09/26/2022	1,254,000	1,247,103	(3)
Millicom International Cellular SA	USD	6.625%	10/15/2021	1,086,000	1,156,590	(3)
Oleoducto Central SA	USD	4.000%	05/07/2021	437,000	438,093	(3)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	2,607,000	2,577,671	(3)
SUAM Finance BV	USD	4.875%	04/17/2024	548,000	555,535	(3)
Transportadora de Gas Internacional SA ESP	USD	5.700%	03/20/2022	1,070,000	1,164,963	(3)

					14,127,562

Ghana - 0.04%
Tullow Oil PLC	USD	6.000%	11/01/2020	940,000	972,900	(3)

Guatemala - 0.06%
Comcel Trust	USD	6.875%	02/06/2024	1,228,000	1,311,688	(3)

Hong Kong - 0.01%
Hutchison Whampoa International 09 Ltd.	USD	7.625%	04/09/2019	30,000	36,959	(3)
Hutchison Whampoa International 11 Ltd.	USD	4.625%	01/13/2022	100,000	108,553	(3)

					145,512

India - 0.35%
Bharti Airtel International Netherlands BV:
	EUR	4.000%	12/10/2018	750,000	1,088,824
	USD	5.125%	03/11/2023	2,432,000	2,528,696	(3)

28	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
India (continued)
Vedanta Resources PLC:
	USD	6.750%	06/07/2016	650,000	$691,925	(4)
	USD	6.000%	01/31/2019	2,026,000	2,124,767	(3)
	USD	8.250%	06/07/2021	1,052,000	1,184,552	(3)

					7,618,764

Indonesia - 0.45%
Berau Capital Resources Pte Ltd.	USD	12.500%	07/08/2015	270,000	278,100	(4)
Indo Energy Finance II BV	USD	6.375%	01/24/2023	1,314,000	1,077,480	(3)
Indosat Palapa Co. BV	USD	7.375%	07/29/2020	1,580,000	1,724,175	(4)
Listrindo Capital BV	USD	6.950%	02/21/2019	1,319,000	1,431,115	(3)
Pertamina Persero PT	USD	6.000%	05/03/2042	2,529,000	2,437,324	(4)
Perusahaan Gas Negara Persero Tbk PT	USD	5.125%	05/16/2024	442,000	446,144	(3)
PT Adaro Indonesia	USD	7.625%	10/22/2019	1,502,000	1,590,243	(4)
TBG Global Pte Ltd.	USD	4.625%	04/03/2018	777,000	786,712	(3)

					9,771,293

Kazakhstan - 3.66%
KazMunayGas National Co. JSC:
	USD	11.750%	01/23/2015	13,611,000	14,419,153	(4)
	USD	9.125%	07/02/2018	1,449,000	1,764,158	(4)
	USD	9.125%	07/02/2018	10,692,000	13,017,510	(3)
	USD	7.000%	05/05/2020	739,000	853,545	(3)
	USD	7.000%	05/05/2020	10,197,000	11,777,535	(4)
	USD	6.375%	04/09/2021	3,945,000	4,447,988	(3)
	USD	6.375%	04/09/2021	18,920,000	21,332,300	(4)
	USD	4.400%	04/30/2023	6,059,000	6,013,557	(3)
	USD	5.750%	04/30/2043	3,065,000	3,019,025	(3)
Zhaikmunai LP	USD	7.125%	11/13/2019	2,948,000	3,099,085	(3)

					79,743,856

Malaysia - 0.70%
Penerbangan Malaysia Bhd	USD	5.625%	03/15/2016	1,195,000	1,290,755	(4)
Petroliam Nasional Bhd	USD	7.625%	10/15/2026	2,742,000	3,779,363	(4)
Petronas Capital Ltd.:
	USD	5.250%	08/12/2019	100,000	113,651	(3)
	USD	7.875%	05/22/2022	7,567,000	10,023,367	(4)

					15,207,136

Mexico - 0.77%
Cemex Finance LLC	USD	9.375%	10/12/2022	1,883,000	2,215,312	(3)
Cemex SAB de CV:
	USD	9.500%	06/15/2018	2,448,000	2,827,440	(3)
	USD	7.250%	01/15/2021	849,000	922,226	(3)
Comision Federal de Electricidad	USD	4.875%	01/15/2024	1,784,000	1,886,580	(3)
Fresnillo PLC	USD	5.500%	11/13/2023	1,000,000	1,062,200	(3)
Metalsa SAB de CV	USD	4.900%	04/24/2023	905,000	873,325	(3)
Mexichem SAB de CV	USD	4.875%	09/19/2022	90,000	93,600	(3)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	116,000	117,740	(3)
Petroleos Mexicanos:
	EUR	5.500%	02/24/2025	2,275,000	3,757,088	(4)
	USD	6.625%	06/15/2035	10,000	11,753
	USD	6.500%	06/02/2041	2,129,000	2,496,785
Tenedora Nemak SAB de CV	USD	5.500%	02/28/2023	592,000	612,720	(3)

					16,876,769

Stone Harbor Investment Funds Annual Report | May 31, 2014	29

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Morroco - 0.22%
OCP SA	USD	5.625%	04/25/2024	4,559,000	$ 4,764,155	(3)

Peru - 0.25%
BBVA Banco Continental SA	USD	5.000%	08/26/2022	1,338,000	1,414,935	(3)
Cementos Pacasmayo SAA	USD	4.500%	02/08/2023	1,546,000	1,468,545	(3)
Cia Minera Ares SAC	USD	7.750%	01/23/2021	1,568,000	1,664,040	(3)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	865,000	967,762	(3)

					5,515,282

Russia - 0.46%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	1,520,000	1,577,000	(3)
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.	USD	5.125%	12/12/2017	1,060,000	1,067,950	(3)
Far East Capital Ltd. SA	USD	8.000%	05/02/2018	1,196,000	1,001,650	(3)
Metalloinvest Finance Ltd.:
	USD	6.500%	07/21/2016	1,187,000	1,232,996	(3)
	USD	5.625%	04/17/2020	2,056,000	1,989,180	(3)
Mobile Telesystems OJSC via MTS International Funding Ltd.	USD	5.000%	05/30/2023	900,000	870,750	(3)
Vimpel Communications Holdings BV	USD	5.950%	02/13/2023	1,420,000	1,361,070	(3)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	866,000	929,868	(3)

					10,030,464

Singapore - 0.04%
DBS Bank Ltd.	USD	3.625%	09/21/2022	50,000	51,733	(4)(6)
STATS ChipPAC Ltd.	USD	4.500%	03/20/2018	738,000	744,458	(3)

					796,191

South Africa - 0.38%
Eskom Holdings SOC Ltd.	USD	6.750%	08/06/2023	7,174,000	7,945,205	(3)
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	284,000	260,570	(4)

					8,205,775

South Korea - 0.01%
Korea Gas Corp.	USD	2.875%	07/29/2018	70,000	71,972	(3)
Korea Hydro & Nuclear Power Co. Ltd.	USD	4.750%	07/13/2021	90,000	99,831	(4)
Korea Western Power Co. Ltd.	USD	2.875%	10/10/2018	60,000	61,515	(3)

					233,318

Thailand - 0.01%
Bangkok Bank PCL	USD	3.875%	09/27/2022	80,000	79,135	(3)
PTT Global Chemical PCL	USD	4.250%	09/19/2022	50,000	49,791	(3)
PTTEP Canada International Finance Ltd.	USD	5.692%	04/05/2021	50,000	55,586	(4)

					184,512

Trinidad - 0.05%
Columbus International Inc.	USD	7.375%	03/30/2021	987,000	1,048,688	(3)

Turkey - 0.35%
Akbank TAS	USD	5.000%	10/24/2022	840,000	852,600	(4)
KOC Holding AS	USD	3.500%	04/24/2020	2,070,000	1,989,788	(3)
Turkiye Garanti Bankasi AS	USD	5.250%	09/13/2022	3,222,000	3,286,440	(3)
Turkiye Is Bankasi:
	USD	3.750%	10/10/2018	210,000	208,950	(4)
	USD	5.500%	04/21/2019	1,320,000	1,387,650	(3)

					7,725,428

United Arab Emirates - 0.05%
MAF Global Securities Ltd.	USD	7.125%	Perpetual	1,000,000	1,083,750	(6)

30	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Venezuela - 4.48%
Petroleos de Venezuela SA:
	USD	5.000%	10/28/2015	32,530,288	$30,415,819
	USD	5.250%	04/12/2017	4,536,600	3,788,288	(4)
	USD	8.500%	11/02/2017	61,165,700	56,272,444	(4)
	USD	5.375%	04/12/2027	4,155,400	2,415,326
	USD	9.750%	05/17/2035	6,011,485	4,595,059	(4)

					97,486,936

TOTAL CORPORATE BONDS					437,302,142

(Cost $425,245,905)

CREDIT LINKED NOTES - 1.58%
Colombia - 1.13%
Titulos de Tesoreria - Series B:
Citigroup Global Markets	COP	11.000%	07/27/2020	1,960,000,000	1,286,048
Citigroup Global Markets	COP	11.000%	07/27/2020	3,000,000,000	1,968,441
Citigroup Global Markets	COP	11.000%	07/27/2020	3,500,000,000	2,296,515	(3)
Citigroup Global Markets	COP	11.000%	07/27/2020	4,000,000,000	2,624,588
Citigroup Global Markets	COP	11.000%	07/27/2020	5,700,000,000	3,740,039
Citigroup Global Markets	COP	7.000%	05/05/2022	7,130,000,000	3,936,423	(3)(6)
J.P.Morgan Chase & Co.	COP	7.000%	05/06/2022	16,010,000,000	8,830,573

					24,682,627

Iraq - 0.45%
Republic of Iraq:
Bank of America - Merrill Lynch	JPY	2.530%	01/01/2028	912,610,419	6,723,554	(6)
Bank of America - Merrill Lynch	JPY	2.770%	01/01/2028	414,695,929	3,055,225	(6)

					9,778,779

TOTAL CREDIT LINKED NOTES					34,461,406

(Cost $36,536,567)

SHORT TERM INVESTMENTS - 0.21%
Money Market Mutual Funds - 0.21%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.06001%	N/A	4,535,905	4,535,905

TOTAL SHORT TERM INVESTMENTS					4,535,905

(Cost $4,535,905)

Total Investments - 97.99%					2,134,248,582
(Cost $2,062,099,314)
Other Assets In Excess of Liabilities - 2.01%					43,715,804

Net Assets - 100.00%					$ 2,177,964,386

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Stone Harbor Investment Funds Annual Report | May 31, 2014	31

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

Currency Abbreviations:

COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
USD	-	United States Dollar

(1)	Security is in default and therefore is non-income producing.
(2)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2014.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $400,557,607, which represents approximately 18.39% of net assets as of May 31, 2014.

(4)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2014, the aggregate market value of those securities was $769,424,039, which represents approximately 35.33% of net assets.

(5)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at May 31, 2014. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(6)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of May 31, 2014.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
Bhd	-	Berhad is the Malaysian term for public limited company.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
JSC	-	Joint Stock Company.
LLC	-	Limited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
OJSC	-	Open Joint Stock Company.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A variable capital company.
SAC	-	Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.
SOC	-	State owned Company.
SPE	-	Special Purpose Entity.
SPV	-	Special Purpose Vehicle.
TAS	-	TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.
Tbk PT	-	Perseroan terbuka is an Indonesian term for limited liability company.

32	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2014

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation
J.P.Morgan Chase & Co.	EUR	9,774,700	Sale	06/30/2014	$13,324,191	$65,975
J.P.Morgan Chase & Co.	GBP	708,500	Sale	06/30/2014	1,187,295	4,880
J.P.Morgan Chase & Co.	JPY	982,309,000	Sale	06/30/2014	9,651,353	37,259

						$108,114

** The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2014	33

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 89.17%
Aerospace/Defense - 1.68%
Bombardier, Inc.	USD	6.000%	10/15/2022	1,455,000	$ 1,482,281	(1)
CPI International, Inc.	USD	8.000%	02/15/2018	1,630,000	1,703,350
Erickson, Inc.	USD	8.250%	05/01/2020	1,514,000	1,551,850	(1)
Triumph Group, Inc.	USD	5.250%	06/01/2022	360,000	364,050	(1)

					5,101,531

Automotive - 1.22%
Chrysler Group LLC	USD	8.250%	06/15/2021	1,180,000	1,351,100
Goodyear Tire & Rubber Co.:
	USD	6.500%	03/01/2021	1,528,000	1,673,160
	USD	7.000%	05/15/2022	608,000	680,960

					3,705,220

Banking - 0.32%
Provident Funding Associates LP	USD	10.125%	02/15/2019	889,000	973,455	(1)

Building Products - 2.18%
American Builders & Contractors Supply Co., Inc.	USD	5.625%	04/15/2021	1,395,000	1,447,312	(1)
Griffon Corp.	USD	5.250%	03/01/2022	2,020,000	1,999,800	(1)
Norbord, Inc.	USD	5.375%	12/01/2020	1,985,000	2,017,256	(1)
RSI Home Products, Inc.	USD	6.875%	03/01/2018	1,046,000	1,128,373	(1)

					6,592,741

Chemicals - 3.63%
CeramTec Group GmbH	EUR	8.250%	08/15/2021	1,500,000	2,259,436	(2)
Chemtura Corp.	USD	5.750%	07/15/2021	2,142,000	2,219,648
INEOS Group Holdings SA	USD	5.875%	02/01/2019	1,530,000	1,562,513	(1)
Lyond Basel Escrow	USD	8.375%	08/15/2015	25,000	0	(3)
Lyondell Chemical Co.	USD	8.375%	08/15/2015	945,000	0	(3)
SPCM SA	USD	6.000%	01/15/2022	1,924,000	2,049,060	(1)
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Series WI	USD	8.750%	02/01/2019	2,715,000	2,901,656

					10,992,313

Consumer Products - 2.16%
ACCO Brands Corp.	USD	6.750%	04/30/2020	2,101,000	2,208,676
Prestige Brands, Inc.	USD	5.375%	12/15/2021	880,000	905,300	(1)
Spectrum Brands, Inc., Series WI	USD	6.375%	11/15/2020	1,880,000	2,046,850
Sun Products Corp.	USD	7.750%	03/15/2021	1,671,000	1,382,753	(1)

					6,543,579

Containers/Packaging - 1.44%
ARD Finance SA	USD	11.125%	06/01/2018	1,607,390	1,727,944	(1)(4)
Reynolds Group Issuer LLC	USD	9.875%	08/15/2019	1,537,000	1,700,306
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.	USD	6.375%	05/01/2022	915,000	926,438	(1)

					4,354,688

Drillers/Services - 3.14%
FTS International, Inc.	USD	6.250%	05/01/2022	1,275,000	1,306,875	(1)

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Drillers/Services (continued)
Hornbeck Offshore Services, Inc.:
	USD	5.875%	04/01/2020	827,000	$864,215
	USD	5.000%	03/01/2021	1,107,000	1,093,163
Offshore Group Investment Ltd.	USD	7.125%	04/01/2023	2,405,000	2,441,075
Pacific Drilling SA	USD	5.375%	06/01/2020	1,967,000	1,937,495	(1)
Parker Drilling Co.	USD	6.750%	07/15/2022	1,790,000	1,861,600	(1)

					9,504,423

Electric - 2.77%
The AES Corp.	USD	7.375%	07/01/2021	1,105,000	1,276,275
Calpine Corp.	USD	7.875%	01/15/2023	1,356,000	1,528,890	(1)
GenOn Energy, Inc.	USD	9.500%	10/15/2018	3,732,000	4,067,880
NRG Energy, Inc.	USD	6.250%	07/15/2022	1,425,000	1,514,062	(1)

					8,387,107

Environmental Services - 0.56%
Clean Harbors, Inc.	USD	5.250%	08/01/2020	1,641,000	1,690,230

Exploration & Production - 11.61%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Series WI	USD	4.750%	11/15/2021	1,494,000	1,456,650
Baytex Energy Corp.	USD	5.625%	06/01/2024	620,000	624,650	(1)
Bonanza Creek Energy, Inc.	USD	6.750%	04/15/2021	1,673,000	1,794,292
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
	USD	9.625%	08/01/2020	935,000	1,085,769
	USD	6.500%	04/15/2021	1,140,000	1,159,950	(1)
Denbury Resources, Inc.	USD	5.500%	05/01/2022	1,305,000	1,345,781
EP Energy LLC/EP Energy Finance, Inc., Series WI	USD	9.375%	05/01/2020	1,533,000	1,768,699
Halcon Resources Corp.	USD	9.750%	07/15/2020	2,028,000	2,230,800
Kodiak Oil & Gas Corp.	USD	5.500%	01/15/2021	1,165,000	1,208,687
Laredo Petroleum, Inc.:
	USD	5.625%	01/15/2022	1,100,000	1,133,000
	USD	7.375%	05/01/2022	1,243,000	1,382,837
Linn Energy LLC	USD	7.750%	02/01/2021	1,719,000	1,862,966
MEG Energy Corp.:
	USD	6.500%	03/15/2021	965,000	1,026,519	(1)
	USD	7.000%	03/31/2024	662,000	716,615	(1)
Midstates Petroleum Co., Inc.	USD	10.750%	10/01/2020	2,196,000	2,459,520
Oasis Petroleum, Inc.:
	USD	7.250%	02/01/2019	2,281,000	2,440,670
	USD	6.875%	03/15/2022	773,000	844,503	(1)
QEP Resources, Inc.	USD	5.375%	10/01/2022	2,077,000	2,113,348
Samson Investment Co.	USD	10.750%	02/15/2020	2,491,000	2,615,550	(1)(5)
SandRidge Energy, Inc.	USD	7.500%	03/15/2021	2,332,000	2,495,240
Ultra Petroleum Corp.	USD	5.750%	12/15/2018	1,500,000	1,586,250	(1)
Venoco, Inc.	USD	8.875%	02/15/2019	1,839,000	1,820,610

					35,172,906

Financial Other - 1.00%
Aircastle Ltd.	USD	6.750%	04/15/2017	1,837,000	2,062,032

Stone Harbor Investment Funds Annual Report | May 31, 2014	35

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Financial Other (continued)
Ocwen Financial Corp.	USD	6.625%	05/15/2019	940,000	$954,100	(1)

					3,016,132

Food/Beverage/Tobacco - 3.63%
Boparan Finance PLC	EUR	9.750%	04/30/2018	300,000	439,619	(2)
Chiquita Brands International, Inc./Chiquita Brands LLC	USD	7.875%	02/01/2021	1,670,000	1,832,825
Post Holdings, Inc.	USD	7.375%	02/15/2022	2,270,000	2,468,625
Premier Foods Finance PLC	GBP	6.500%	03/15/2021	1,000,000	1,735,027	(1)
R&R PLC	EUR	9.250%	05/15/2018	1,450,000	2,025,996	(2)(4)
Smithfield Foods, Inc.	USD	6.625%	08/15/2022	2,256,000	2,484,420

					10,986,512

Gaming - 2.39%
Isle of Capri Casinos, Inc.	USD	5.875%	03/15/2021	2,060,000	2,101,200
MGM Resorts International	USD	6.625%	12/15/2021	2,248,000	2,503,710
PNK Finance Corp.	USD	6.375%	08/01/2021	2,485,000	2,627,888	(1)

					7,232,798

Gas Pipelines - 1.20%
Access Midstream Partners LP/ACMP Finance Corp.	USD	4.875%	05/15/2023	1,844,000	1,936,200
Sabine Pass Liquefaction LLC	USD	5.625%	02/01/2021	1,624,000	1,709,260

					3,645,460

Healthcare - 7.11%
Biomet, Inc.	USD	6.500%	08/01/2020	1,287,000	1,402,830
Community Health Systems, Inc.	USD	8.000%	11/15/2019	1,552,000	1,707,200
Grifols Worldwide Operations Ltd.	USD	5.250%	04/01/2022	1,095,000	1,136,062	(1)
HCA Holdings, Inc.	USD	5.875%	03/15/2022	1,687,000	1,840,939
HealthSouth Corp.	USD	5.750%	11/01/2024	1,475,000	1,563,500
Hologic, Inc.	USD	6.250%	08/01/2020	1,419,000	1,514,783
IASIS Healthcare LLC	USD	8.375%	05/15/2019	1,837,000	1,963,294
Kinetic Concepts, Inc./KCI USA, Inc.:
	USD	10.500%	11/01/2018	1,049,000	1,192,807
	USD	12.500%	11/01/2019	1,190,000	1,377,425
LifePoint Hospitals, Inc.	USD	5.500%	12/01/2021	2,160,000	2,268,000	(1)
MPT Operating Partnership LP/MPT Finance Corp.	USD	5.500%	05/01/2024	915,000	943,594
Prospect Medical Holdings, Inc.	USD	8.375%	05/01/2019	1,672,000	1,835,020	(1)
Tenet Healthcare Corp.:
	USD	6.000%	10/01/2020	1,068,000	1,150,770
	USD	8.125%	04/01/2022	1,423,000	1,622,220

					21,518,444

Home Builders - 0.57%
Lennar Corp.	USD	4.750%	11/15/2022	1,734,000	1,714,493	(5)

Industrial Other - 1.47%
Cleaver-Brooks, Inc.	USD	8.750%	12/15/2019	1,461,000	1,632,667	(1)
MasTec, Inc.	USD	4.875%	03/15/2023	1,873,000	1,812,128

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Industrial Other (continued)
WESCO Distribution, Inc.	USD	5.375%	12/15/2021	970,000	$996,675	(1)

					4,441,470

Leisure - 0.45%
AMC Entertainment, Inc.	USD	5.875%	02/15/2022	1,300,000	1,352,000

Lodging - 1.67%
Choice Hotels International, Inc.	USD	5.750%	07/01/2022	1,166,000	1,250,535
Hilton Worldwide Finance LLC	USD	5.625%	10/15/2021	1,946,000	2,061,544	(1)
RHP Hotel Properties LP/RHP Finance Corp.	USD	5.000%	04/15/2021	1,753,000	1,757,382

					5,069,461

Media Cable - 6.73%
Cablevision Systems Corp.:
	USD	8.000%	04/15/2020	1,364,000	1,565,190
	USD	5.875%	09/15/2022	2,200,000	2,249,500
CCO Holdings LLC	USD	6.625%	01/31/2022	1,487,000	1,613,395
Cequel Communications Holdings I LLC/Cequel Capital Corp.	USD	5.125%	12/15/2021	1,966,000	1,956,170	(1)
DISH DBS Corp., Series WI	USD	5.000%	03/15/2023	4,453,000	4,542,060
Mediacom LLC	USD	7.250%	02/15/2022	2,621,000	2,856,890
Numericable Group SA:
	USD	6.000%	05/15/2022	1,145,000	1,189,369	(1)
	USD	6.250%	05/15/2024	660,000	691,350	(1)
Ono Finance II PLC	USD	10.875%	07/15/2019	990,000	1,097,663	(1)
UPC Holding BV	EUR	6.375%	09/15/2022	1,775,000	2,608,482	(2)

					20,370,069

Media Other - 3.04%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.	USD	5.250%	02/15/2022	1,335,000	1,371,712	(1)
Gray Television, Inc.	USD	7.500%	10/01/2020	1,455,000	1,567,762
Interep National Radio Sales, Inc., Series B	USD	10.000%	07/01/2008	27,318	3	(3)
Nexstar Broadcasting, Inc., Series WI	USD	6.875%	11/15/2020	2,240,000	2,402,400
Sinclair Television Group, Inc., Series WI	USD	6.125%	10/01/2022	2,550,000	2,632,875
Univision Communications, Inc.	USD	7.875%	11/01/2020	1,119,000	1,237,894	(1)

					9,212,646

Metals/Mining/Steel - 4.20%
APERAM	USD	7.750%	04/01/2018	1,185,000	1,267,950	(1)
ArcelorMittal:
	USD	6.750%	02/25/2022	1,721,000	1,931,823
	USD	7.500%	10/15/2039	1,255,000	1,364,812
Arch Coal, Inc.	USD	7.250%	06/15/2021	2,573,000	1,846,127
Cloud Peak Energy Resources LLC:
	USD	8.500%	12/15/2019	1,115,000	1,204,200
	USD	6.375%	03/15/2024	740,000	780,700
CONSOL Energy, Inc.	USD	8.250%	04/01/2020	1,131,000	1,235,617
Constellium NV	USD	5.750%	05/15/2024	635,000	655,638	(1)
Peabody Energy Corp., Series WI	USD	6.250%	11/15/2021	2,432,000	2,444,160

					12,731,027

Stone Harbor Investment Funds Annual Report | May 31, 2014	37

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Non Captive Finance - 1.10%
CIT Group, Inc.	USD	5.250%	03/15/2018	1,512,000	$1,627,290
International Lease Finance Corp.	USD	8.250%	12/15/2020	1,402,000	1,701,677

					3,328,967

Paper/Forest Products - 2.68%
Cascades, Inc.:
	USD	7.750%	12/15/2017	870,000	907,497
	USD	7.875%	01/15/2020	1,075,000	1,151,594
Louisiana-Pacific Corp.	USD	7.500%	06/01/2020	1,578,000	1,751,580
Mercer International, Inc.	USD	9.500%	12/01/2017	1,679,000	1,813,320
Rayonier AM Products, Inc.	USD	5.500%	06/01/2024	985,000	999,775	(1)
Xerium Technologies, Inc.	USD	8.875%	06/15/2018	1,404,000	1,494,382

					8,118,148

Pharmaceuticals - 0.38%
Valeant Pharmaceuticals International, Inc.	USD	7.500%	07/15/2021	1,024,000	1,140,480	(1)

Publishing/Printing - 1.09%
Gannett Co., Inc.	USD	6.375%	10/15/2023	2,214,000	2,368,980	(1)
IDEARC, Inc.	USD	8.000%	11/15/2016	1,345,000	0	(3)
Quebecor Media, Inc.	USD	5.750%	01/15/2023	926,000	946,835

					3,315,815

Refining - 0.72%
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
	USD	6.125%	10/15/2021	1,003,000	1,063,180
	USD	5.875%	10/01/2020	1,075,000	1,128,750	(1)

					2,191,930

Restaurants - 0.60%
Landry’s, Inc.	USD	9.375%	05/01/2020	1,642,000	1,820,568	(1)

Retail - 0.64%
Guitar Center, Inc.:
	USD	6.500%	04/15/2019	1,095,000	1,058,044	(1)
	USD	9.625%	04/15/2020	960,000	871,200	(1)

					1,929,244

Retail Food/Drug - 0.27%
Albertsons, Inc.	USD	8.000%	05/01/2031	942,000	828,960

Retail Non Food/Drug - 1.19%
Bon-Ton Department Stores, Inc.	USD	8.000%	06/15/2021	952,000	913,920
Hot Topic, Inc.	USD	9.250%	06/15/2021	1,495,000	1,629,550	(1)
Petco Holdings, Inc.	USD	8.500%	10/15/2017	1,026,000	1,047,813	(1)(4)

					3,591,283

Services Other - 1.39%
Outerwall, Inc.	USD	6.000%	03/15/2019	1,900,000	1,983,125
ServiceMaster Co.:
	USD	8.000%	02/15/2020	1,115,000	1,205,594
	USD	7.000%	08/15/2020	736,000	780,160

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Services Other (continued)
ServiceMaster Co.: (continued)
	USD	7.450%	08/15/2027	249,000	$253,357

					4,222,236

Technology - 5.14%
Alcatel-Lucent USA, Inc.	USD	6.750%	11/15/2020	1,230,000	1,313,025	(1)
Amkor Technology, Inc.	USD	6.375%	10/01/2022	1,549,000	1,649,685
Artesyn Escrow, Inc.	USD	9.750%	10/15/2020	1,275,000	1,204,875	(1)
BMC Software Finance, Inc.	USD	8.125%	07/15/2021	1,435,000	1,517,512	(1)
CyrusOne LP/CyrusOne Finance Corp.	USD	6.375%	11/15/2022	1,570,000	1,675,975
First Data Corp.:
	USD	6.750%	11/01/2020	1,080,000	1,162,350	(1)
	USD	12.625%	01/15/2021	1,637,000	1,972,585
Magnachip Semiconductor Corp.	USD	6.625%	07/15/2021	1,692,000	1,670,850
NCR Corp.	USD	5.000%	07/15/2022	1,689,000	1,705,890
Nuance Communications, Inc.	USD	5.375%	08/15/2020	1,657,000	1,694,283	(1)

					15,567,030

Textile/Apparel - 1.72%
Levi Strauss & Co.	USD	6.875%	05/01/2022	1,910,000	2,124,875
Quiksilver, Inc.:
	USD	10.000%	08/01/2020	931,000	1,061,340
	USD	7.875%	08/01/2018	1,117,000	1,217,530	(1)
William Carter Co.	USD	5.250%	08/15/2021	775,000	811,812	(1)

					5,215,557

Wireless - 4.67%
Altice SA	USD	7.750%	05/15/2022	1,510,000	1,591,162	(1)
Matterhorn Mobile Holdings SA	EUR	8.250%	02/15/2020	1,248,000	1,877,725	(2)
Mobile Challenger Intermediate Group SA	EUR	8.750%	03/15/2019	1,200,000	1,688,954	(2)(4)
Sprint Capital Corp.	USD	8.750%	03/15/2032	3,315,000	3,853,688
T-Mobile USA, Inc.:
	USD	6.731%	04/28/2022	1,880,000	2,037,450
	USD	6.500%	01/15/2024	965,000	1,027,725
Wind Acquisition Finance SA:
	USD	7.375%	04/23/2021	825,000	855,938	(1)
	USD	6.500%	04/30/2020	1,122,000	1,204,747	(1)

					14,137,389

Wirelines - 3.41%
CenturyLink, Inc.:
	USD	5.800%	03/15/2022	641,000	669,845
	USD	7.650%	03/15/2042	700,000	709,625
Cincinnati Bell, Inc.:
	USD	8.750%	03/15/2018	1,157,000	1,215,573
	USD	8.375%	10/15/2020	1,558,000	1,717,695
Citizens Communications Co.	USD	9.000%	08/15/2031	1,735,000	1,852,112
Level 3 Financing, Inc., Series WI	USD	7.000%	06/01/2020	1,769,000	1,923,788

Stone Harbor Investment Funds Annual Report | May 31, 2014	39

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Wirelines (continued)
Windstream Corp.	USD	7.500%	04/01/2023	2,106,000	$2,248,155

					10,336,793

TOTAL CORPORATE BONDS (Cost $256,210,437)					270,053,105

CONVERTIBLE CORPORATE BONDS - 1.49%
Aerospace/Defense - 0.12%
Triumph Group, Inc.	USD	2.625%	10/01/2026	145,000	369,932	(5)

Automotive - 0.08%
TRW Automotive, Inc.	USD	3.500%	12/01/2015	90,000	260,044

Consumer Products - 0.04%
Jarden Corp.	USD	1.125%	03/15/2034	118,000	118,590	(1)

Drillers/Services - 0.14%
Hornbeck Offshore Services, Inc.	USD	1.500%	09/01/2019	346,000	415,633

Exploration & Production - 0.07%
Stone Energy Corp.	USD	1.750%	03/01/2017	164,000	207,665

Home Builders - 0.14%
Ryland Group, Inc.	USD	0.250%	06/01/2019	446,000	415,895

Industrial Other - 0.08%
Altra Industrial Motion Corp.	USD	2.750%	03/01/2031	182,000	252,525

Lodging - 0.01%
Home Inns & Hotels Management, Inc.	USD	2.000%	12/15/2015	43,000	41,791

Metals/Mining/Steel - 0.16%
RTI International Metals, Inc.:
	USD	3.000%	12/01/2015	353,000	373,518
	USD	1.625%	10/15/2019	99,400	98,965

					472,483

Railroads - 0.07%
Greenbrier Cos., Inc.	USD	3.500%	04/01/2018	125,000	205,781

Technology - 0.58%
Ciena Corp.:
	USD	0.875%	06/15/2017	87,000	85,804
	USD	4.000%	03/15/2015	375,000	428,672	(1)
HomeAway, Inc.	USD	0.125%	04/01/2019	82,000	77,234	(1)
Intel Corp.	USD	2.950%	12/15/2035	211,000	252,672
NetSuite, Inc.	USD	0.250%	06/01/2018	219,000	226,528	(1)
Nuance Communications, Inc.	USD	2.750%	11/01/2031	240,000	242,100
Sandisk Corp.	USD	0.500%	10/15/2020	189,000	231,289	(1)

40	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Technology (continued)
ServiceNow, Inc.	USD	0.000%	11/01/2018	211,000	$216,934	(1)(6)

					1,761,233

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $4,060,277)					4,521,572

BANK LOANS - 4.70%(7)
Electric - 1.14%
Texas Competitive Electric Holdings Co. LLC - 2017 Term Loan	USD	4.652%	06/02/2014	4,320,167	3,466,934	(3)

Food and Beverage - 0.15%
Hearthside Food Soloutions - Bridge Loan	USD	L+6.00%	04/08/2015	460,000	460,000	(8)

Food/Beverage/Tobacco - 0.50%
New HB Acquisition LLC - Term B Loan	USD	6.750%	06/30/2014	1,445,000	1,504,606

Healthcare - 0.31%
Ortho-Clinical Diagnostics, Inc., Bridge Loan	USD	L+0.00%	08/27/2014	930,000	930,000	(8)

Lodging - 0.48%
La Quinta Intermediate Holdings LLC - Initial Term Loan	USD	4.000%	07/14/2014	1,450,000	1,451,813

Metals/Mining/Steel - 0.27%
Arch Coal, Inc., - Term Loan	USD	6.250%	06/30/2014	843,709	831,732

Publishing/Printing - 0.81%
Tribune Company - Term B Loan	USD	4.000%	06/30/2014	2,438,888	2,440,031

Technology - 1.04%
Dell International LLC - Term B Loan	USD	4.500%	07/31/2014	3,144,200	3,143,842

TOTAL BANK LOANS (Cost $14,047,410)					14,228,958

COMMON/PREFERRED STOCKS - 0.69%
Comtech Telecommunications Corp.	USD			17,801	581,559
Cumulus Media, Inc.	USD			348	2,199	(9)
EME Reorganization Trust	USD			3,059,892	489,889	(9)
General Maritime	USD			1,929	19
NRG Energy, Inc.	USD			10,061	358,574
SandRidge Energy, Inc.	USD			3,451	380,473
Subsea 7 SA	NOK			14,306	285,984

					2,098,697

TOTAL COMMON/PREFERRED STOCKS (Cost $1,995,790)					2,098,697

Stone Harbor Investment Funds Annual Report | May 31, 2014	41

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Shares*	Market Value (Expressed in U.S. $)
SHORT TERM INVESTMENTS - 2.98%
Money Market Mutual Funds - 2.98%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.06001%	N/A	9,011,366	$9,011,366

TOTAL SHORT TERM INVESTMENTS (Cost $9,011,366)					9,011,366

Total Investments - 99.03% (Cost $285,325,280)					299,913,698
Other Assets in Excess of Liabilities - 0.97%					2,942,233

Net Assets - 100.00%					$302,855,931

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

EUR	-	Euro Currency
GBP	-	Great British Pound
NOK	-	Norwegian Krone
USD	-	United States Dollar

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $86,893,715, which represents approximately 28.69% of net assets as of May 31, 2014.

(2)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2014, the aggregate market value of those securities was $10,900,212, which represents approximately 3.60% of net assets.

(3)	Security is in default and therefore is non-income producing.
(4)	Pay-in-kind securities.
(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2014.
(6)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(7)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at May 31, 2014. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. The date disclosed represents the next interest rate reset date.

(8)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.
(9)	Non-income producing security.

Common Abbreviations:

BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
LLC	-	Limited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
NV	-	Naamloze Vennootschap is the Dutch term used for a public limited liability company.
PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SCA	-	Société en commandite par actions is a term from Luxembourg meaning partnership by limited shares.

42	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2014

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Sales Contracts	Settlement Date	Current Value	Unrealized Appreciation
J.P.Morgan Chase & Co.	EUR	8,139,900	Sale	06/30/2014	$11,095,746	$54,940
J.P.Morgan Chase & Co.	GBP	1,046,900	Sale	06/30/2014	1,754,381	7,212

						$62,152

** The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2014	43

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 69.95%
Brazil - 4.89%
Brazil Letras do Tesouro Nacional:
	BRL	0.000%	01/01/2016	10,884,000	$4,084,415	(1)
	BRL	0.000%	01/01/2017	273,501,000	91,607,814	(1)
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	3,341,000	1,438,404
	BRL	10.000%	01/01/2021	60,128,000	24,638,098

					121,768,731

Colombia - 3.39%
Bogota Distrio Capital	COP	9.750%	07/26/2028	59,941,000,000	40,401,633	(2)
International Bank for Reconstruction & Development	COP	8.000%	03/02/2020	1,020,000,000	612,169
Republic of Colombia:
	COP	12.000%	10/22/2015	1,736,000,000	1,005,851
	COP	7.750%	04/14/2021	25,671,000,000	15,494,352
	COP	4.375%	03/21/2023	8,787,000,000	4,273,106
	COP	9.850%	06/28/2027	31,997,000,000	22,619,415

					84,406,526

Hungary - 1.00%
Hungarian Government:
	HUF	5.500%	12/22/2016	520,400,000	2,495,680
	HUF	6.750%	02/24/2017	1,671,610,000	8,269,927
	HUF	5.500%	12/20/2018	1,812,260,000	8,846,600
	HUF	6.500%	06/24/2019	1,061,810,000	5,396,701

					25,008,908

Indonesia - 6.10%
European Bank for Reconstruction & Development	IDR	7.200%	06/08/2016	37,740,000,000	3,248,226
Indonesia Government:
	IDR	5.625%	05/15/2023	236,322,000,000	17,256,060
	IDR	6.125%	05/15/2028	132,110,000,000	9,179,806
	IDR	8.250%	06/15/2032	56,400,000,000	4,691,949
	IDR	6.625%	05/15/2033	184,000,000,000	12,864,240
Inter-American Development Bank:
	IDR	6.500%	06/04/2014	15,480,000,000	1,322,661
	IDR	0.000%	08/20/2015	286,830,000,000	22,740,030	(1)
Republic of Indonesia:
	IDR	7.000%	05/15/2022	132,570,000,000	10,702,118
	IDR	8.375%	03/15/2024	403,460,000,000	35,421,542
	IDR	9.000%	03/15/2029	388,060,000,000	34,617,943

					152,044,575

Malaysia - 10.09%
Malaysian Government:
	MYR	3.172%	07/15/2016	84,060,000	26,083,977
	MYR	3.394%	03/15/2017	24,050,000	7,466,877
	MYR	4.012%	09/15/2017	170,000,000	53,584,656
	MYR	3.314%	10/31/2017	23,870,000	7,360,474
	MYR	3.260%	03/01/2018	44,210,000	13,580,850
	MYR	3.580%	09/28/2018	28,110,000	8,709,463
	MYR	3.654%	10/31/2019	8,840,000	2,741,831
	MYR	3.492%	03/31/2020	95,270,000	29,058,388
	MYR	3.889%	07/31/2020	21,990,000	6,837,227
	MYR	4.160%	07/15/2021	26,730,000	8,419,160

44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Malaysia (continued)
Malaysian Government: (continued)
	MYR	4.048%	09/30/2021	45,270,000	$14,187,559
	MYR	3.418%	08/15/2022	73,150,000	21,901,743
	MYR	3.480%	03/15/2023	78,270,000	23,410,355
	MYR	4.181%	07/15/2024	55,810,000	17,582,842
	MYR	4.392%	04/15/2026	16,370,000	5,161,161
	MYR	3.844%	04/15/2033	18,480,000	5,213,856

					251,300,419

Mexico - 11.27%
Mexican Bonos:
	MXN	7.250%	12/15/2016	362,298,000	30,352,420
	MXN	5.000%	06/15/2017	98,263,000	7,810,392
	MXN	7.750%	12/14/2017	386,121,000	33,256,087
	MXN	8.500%	12/13/2018	135,950,000	12,153,959
	MXN	8.000%	06/11/2020	397,474,000	35,353,580
	MXN	6.500%	06/10/2021	479,861,000	39,712,492
	MXN	6.500%	06/09/2022	421,818,000	34,648,450
	MXN	8.000%	12/07/2023	432,599,000	39,131,407
	MXN	8.500%	05/31/2029	58,535,000	5,524,652
	MXN	7.750%	05/29/2031	487,108,000	42,701,430

					280,644,869

Poland - 10.64%
Republic of Poland:
	PLN	0.000%	07/25/2015	34,710,000	11,115,620	(1)
	PLN	0.000%	01/25/2016	119,470,000	37,688,405	(1)
	PLN	0.000%	07/25/2016	66,550,000	20,684,800	(1)
	PLN	3.000%	08/24/2016	136,657,907	46,846,869
	PLN	4.750%	10/25/2016	55,710,000	19,189,418
	PLN	5.250%	10/25/2017	107,540,000	38,004,710
	PLN	5.500%	10/25/2019	24,270,000	8,872,215
	PLN	5.750%	10/25/2021	18,870,000	7,113,684
	PLN	4.000%	10/25/2023	222,980,000	75,409,492

					264,925,213

Romania - 2.00%
Romania Government Bond:
	RON	5.800%	10/26/2015	4,740,000	1,531,963
	RON	5.750%	01/27/2016	3,640,000	1,179,943
	RON	6.000%	04/30/2016	9,640,000	3,149,987
	RON	4.750%	08/29/2016	14,000,000	4,492,015
	RON	6.750%	06/11/2017	54,900,000	18,594,754
	RON	5.600%	11/28/2018	16,390,000	5,477,634
	RON	4.750%	06/24/2019	14,230,000	4,589,715
	RON	5.750%	04/29/2020	4,810,000	1,618,310
	RON	5.950%	06/11/2021	4,740,000	1,594,280
	RON	5.850%	04/26/2023	22,250,000	7,467,399

					49,696,000

Russia - 8.26%
Russian Federation:
	RUB	7.400%	04/19/2017	602,610,000	16,953,121
	RUB	7.400%	06/14/2017	338,560,000	9,514,896
	RUB	6.200%	01/31/2018	81,560,000	2,193,593
	RUB	7.850%	03/10/2018	60,000,000	1,697,420	(3)
	RUB	7.850%	03/10/2018	980,000,000	27,724,520	(2)

Stone Harbor Investment Funds Annual Report | May 31, 2014	45

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Russia (continued)
Russian Federation: (continued)
	RUB	6.700%	05/15/2019	82,650,000	$2,229,696
	RUB	6.800%	12/11/2019	29,470,000	792,372
	RUB	7.600%	04/14/2021	1,602,450,000	44,346,549
	RUB	7.000%	11/24/2021	341,370,000	8,708,357	(4)
	RUB	7.600%	07/20/2022	1,200,280,000	33,096,397
	RUB	7.000%	01/25/2023	1,211,480,000	31,981,516
	RUB	8.150%	02/03/2027	128,680,000	3,583,248
	RUB	7.050%	01/19/2028	913,270,000	23,035,898

					205,857,583

South Africa - 5.25%
Asian Development Bank	ZAR	6.500%	09/15/2015	4,500,000	420,738
European Investment Bank:
	ZAR	9.000%	12/21/2018	134,520,000	13,301,256
	ZAR	0.000%	12/31/2018	5,110,000	341,087	(1)
Republic of South Africa:
	ZAR	7.250%	01/15/2020	193,940,000	17,883,566
	ZAR	6.750%	03/31/2021	49,070,000	4,344,596
	ZAR	10.500%	12/21/2026	567,830,000	62,702,955
	ZAR	7.000%	02/28/2031	157,580,000	12,462,419
	ZAR	6.250%	03/31/2036	257,790,000	17,881,910
	ZAR	8.500%	01/31/2037	15,740,000	1,395,534

					130,734,061

Thailand - 2.23%
Thailand Government:
	THB	3.580%	12/17/2017	293,730,000	8,726,863
	THB	1.200%	07/14/2021	830,634,594	24,375,710
	THB	3.625%	06/16/2023	743,400,000	22,515,442

					55,618,015

Turkey - 4.83%
Republic of Turkey:
	TRY	6.300%	02/14/2018	12,880,000	5,720,282
	TRY	8.300%	06/20/2018	35,000,000	16,555,486
	TRY	8.800%	11/14/2018	16,020,000	7,706,771
	TRY	10.500%	01/15/2020	16,060,000	8,277,324
	TRY	9.500%	01/12/2022	72,280,000	35,530,029
	TRY	8.500%	09/14/2022	51,360,000	23,875,275
	TRY	7.100%	03/08/2023	53,300,000	22,617,049

					120,282,216

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,742,287,116

(Cost $1,786,401,339)

CORPORATE BONDS - 2.67%
Colombia - 0.34%
Emgesa SA ESP:
	COP	8.750%	01/25/2021	616,000,000	354,661	(3)
	COP	8.750%	01/25/2021	10,204,000,000	5,874,941	(2)
Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	776,000,000	433,228	(3)
	COP	8.375%	02/01/2021	3,338,000,000	1,863,550	(2)

					8,526,380

46	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2014

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Mexico - 0.31%
Petroleos Mexicanos		MXN	7.650%	11/24/2021	91,160,000	$7,633,913	(3)

Venezuela - 2.02%
Petroleos de Venezuela SA:
		USD	8.500%	11/02/2017	45,551,600	41,907,472	(2)
		USD	6.000%	11/15/2026	13,880,320	8,355,953	(2)

						50,263,425

TOTAL CORPORATE BONDS						66,423,718

(Cost $65,509,102)

CREDIT LINKED NOTES - 5.37%
Colombia - 1.70%
Titulos de Tesoreria - Series B:
	Citigroup Global Markets	COP	7.000%	02/26/2015	11,014,447,600	6,039,797	(5)
	Citigroup Global Markets	COP	7.250%	06/16/2016	2,200,000,000	1,202,782
	Citigroup Global Markets	COP	7.250%	06/16/2016	9,678,000,000	5,291,147
	Citigroup Global Markets	COP	11.000%	07/27/2020	4,500,000,000	2,952,662
	Citigroup Global Markets	COP	11.000%	07/27/2020	4,570,000,000	2,998,592	(5)
	Citigroup Global Markets	COP	11.000%	07/27/2020	6,546,000,000	4,295,139	(3)
	Citigroup Global Markets	COP	7.000%	05/05/2022	5,200,000,000	2,870,883
	Citigroup Global Markets	COP	7.000%	05/05/2022	10,113,510,000	5,583,598	(3)(5)
	J.P.Morgan Chase & Co.	COP	7.000%	05/06/2022	12,970,000,000	7,153,812
	Citigroup Global Markets	COP	10.000%	07/25/2024	6,000,000,000	4,021,917

						42,410,329

Indonesia - 3.67%
Republic of Indonesia:
	Deutsche Bank AG London	IDR	8.250%	07/19/2021	111,500,000,000	9,705,896
	Deutsche Bank AG London	IDR	7.000%	05/17/2022	60,000,000,000	4,848,000
	J.P.Morgan Chase & Co.	IDR	7.000%	05/15/2022	105,974,000,000	8,509,689
	Deutsche Bank AG London	IDR	7.000%	05/17/2022	240,900,000,000	19,464,720
	Deutsche Bank AG London	IDR	5.625%	05/17/2023	15,000,000,000	1,093,490
	J.P.Morgan Chase & Co.	IDR	5.625%	05/17/2023	180,398,000,000	13,095,273
	HSBC Bank	IDR	11.000%	09/15/2025	49,455,000,000	5,061,989
	HSBC Bank	IDR	11.000%	09/15/2025	60,487,000,000	6,191,175
	Deutsche Bank AG London	IDR	11.000%	09/17/2025	32,500,000,000	3,302,223
	Deutsche Bank AG London	IDR	7.000%	05/18/2027	25,400,000,000	1,922,329
	J.P.Morgan Chase & Co.	IDR	6.125%	05/17/2028	16,900,000,000	1,174,242
	Deutsche Bank AG London	IDR	8.250%	06/17/2032	176,000,000,000	14,518,832
	J.P.Morgan Chase & Co.	IDR	6.625%	05/15/2033	36,002,000,000	2,497,783

						91,385,641

TOTAL CREDIT LINKED NOTES						133,795,970

(Cost $169,790,071)

Stone Harbor Investment Funds Annual Report | May 31, 2014	47

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Shares*	Market Value (Expressed in U.S. $)
SHORT TERM INVESTMENTS - 6.22%
Money Market Mutual Funds - 6.22%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.06001%	N/A	154,979,263	$154,979,263

TOTAL SHORT TERM INVESTMENTS					154,979,263

(Cost $154,979,263)

Total Investments - 84.21%					2,097,486,067
(Cost $2,176,679,775)
Other Assets In Excess of Liabilities - 15.79%					393,298,069

Net Assets - 100.00%					$2,490,784,136

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Colombian Peso
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NGN	-	Nigerian Naira
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RON	-	Romanian New Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2014, the aggregate market value of those securities was $126,128,069, which represents approximately 5.06% of net assets.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $19,997,959, which represents approximately 0.80% of net assets as of May 31, 2014.

(4)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2014.
(5)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of May 31, 2014.

Common Abbreviations:

ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
SA	-	Generally designates corporations in various countries mostly employing civil law.

48	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2014

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	CLP	1,814,689,500	Purchase	06/23/2014	$3,294,117	$12,462
Citigroup Global Markets	COP	50,405,718,300	Purchase	08/29/2014	26,328,666	96,666
Citigroup Global Markets	HUF	1,201,394,810	Sale	06/06/2014	5,407,050	4,950
Citigroup Global Markets	MYR	144,028,637	Purchase	07/14/2014	44,676,146	156,610
Citigroup Global Markets	PHP	1,206,361,898	Purchase	06/06/2014	27,568,945	240,072
Citigroup Global Markets	PLN	108,990,465	Purchase	06/13/2014	35,891,434	109,048
Citigroup Global Markets	THB	369,167,680	Sale	06/06/2014	11,241,318	127,700

						$747,508

Barclays Bank PLC	MXN	518,507,258	Purchase	06/13/2014	$40,285,394	$(8,922)
Citigroup Global Markets	BRL	173,089,826	Purchase	07/02/2014	76,535,673	(516,422)
Citigroup Global Markets	HUF	5,043,524,360	Purchase	06/06/2014	22,699,108	(41,728)
Citigroup Global Markets	NGN	4,009,295,291	Purchase	08/27/2014	23,942,259	(156,408)
Citigroup Global Markets	PHP	436,157,270	Purchase	08/26/2014	9,957,044	(25,956)
Citigroup Global Markets	THB	369,167,680	Purchase	06/06/2014	11,241,318	(159,784)
J.P.Morgan Chase & Co.	TRY	200,673,176	Purchase	06/13/2014	95,359,067	(192,763)
J.P.Morgan Chase & Co.	ZAR	783,271,111	Purchase	06/13/2014	73,843,566	(1,053,413)

						$(2,155,396)

** The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2014	49

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 98.70%
Argentina - 1.27%
Arcos Dorados Holdings, Inc.	USD	6.625%	09/27/2023	100,000	$106,150	(1)
YPF SA	USD	8.750%	04/04/2024	219,000	227,760	(2)

					333,910

Brazil - 8.54%
Andrade Gutierrez International SA	USD	4.000%	04/30/2018	194,000	196,425	(2)
Centrais Eletricas Brasileiras SA	USD	5.750%	10/27/2021	200,000	202,560	(1)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	200,000	192,566	(2)
ESAL GmbH	USD	6.250%	02/05/2023	200,000	198,500	(2)
Fibria Overseas Finance Ltd.	USD	5.250%	05/12/2024	125,000	126,275
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	98,000	101,067	(2)
Odebrecht Drilling Norbe VIII/IX Ltd.	USD	6.350%	06/30/2021	180,900	192,659	(1)
Odebrecht Finance Ltd.	USD	5.125%	06/26/2022	120,000	127,200	(2)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	473,802	509,337	(2)
QGOG Atlantic/Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	195,997	205,405	(2)
Samarco Mineracao SA	USD	4.125%	11/01/2022	51,000	48,705	(2)
Schahin II Finance Co. SPV Ltd.	USD	5.875%	09/25/2022	148,587	145,095	(2)

					2,245,794

Chile - 2.55%
Cencosud SA	USD	4.875%	01/20/2023	80,000	79,000	(2)
Empresa Nacional de Electricidad SA	USD	4.250%	04/15/2024	89,000	91,225
ENTEL Chile SA	USD	4.875%	10/30/2024	240,000	250,872	(2)
VTR Finance BV	USD	6.875%	01/15/2024	236,000	249,500	(2)

					670,597

China - 5.80%
Bestgain Real Estate Ltd.	USD	2.625%	03/13/2018	200,000	190,706	(1)
CITIC Pacific Ltd.:
	USD	6.375%	04/10/2020	300,000	330,000
	USD	6.800%	01/17/2023	200,000	222,500	(1)
Country Garden Holdings Co. Ltd.:
	USD	11.250%	04/22/2017	25,000	26,406	(1)
	USD	11.125%	02/23/2018	135,000	147,488	(1)
Kaisa Group Holdings Ltd.	USD	8.875%	03/19/2018	270,000	274,725	(2)
Tencent Holdings Ltd.	USD	3.375%	03/05/2018	320,000	331,864	(2)

					1,523,689

Colombia - 5.57%
Bancolombia SA	USD	5.125%	09/11/2022	200,000	203,270
Empresa de Energia de Bogota SA ESP	USD	6.125%	11/10/2021	175,000	190,890	(2)
Grupo Aval Ltd.	USD	5.250%	02/01/2017	130,000	138,937	(2)
Gruposura Finance	USD	5.700%	05/18/2021	157,000	171,130	(2)
Millicom International Cellular SA	USD	6.625%	10/15/2021	124,000	132,060	(2)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	340,000	336,175	(2)
SUAM Finance BV	USD	4.875%	04/17/2024	148,000	150,035	(2)
Transportadora de Gas Internacional SA ESP	USD	5.700%	03/20/2022	130,000	141,538	(2)

					1,464,035

Ghana - 0.73%
Tullow Oil PLC	USD	6.000%	11/01/2020	185,000	191,475	(2)

Guatemala - 0.81%
Comcel Trust	USD	6.875%	02/06/2024	200,000	213,630	(2)

50	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Hong Kong - 4.39%
Hutchison Whampoa International 09 Ltd.	USD	7.625%	04/09/2019	42,000	$51,742	(2)
Hutchison Whampoa International 10 Ltd.	USD	6.000%	Perpetual	210,000	221,419	(1)(3)
Hutchison Whampoa International 11 Ltd.	USD	4.625%	01/13/2022	195,000	211,679	(2)
Hutchison Whampoa International 12 Ltd.	USD	6.000%	Perpetual	140,000	151,112	(1)(3)
Li & Fung Ltd.:
	USD	5.500%	05/16/2017	100,000	109,745	(1)
	USD	6.000%	Perpetual	200,000	211,500	(1)(3)
Swire Properties MTN Financing Ltd.	USD	2.750%	03/07/2020	200,000	196,209	(1)

					1,153,406

India - 5.19%
Bharti Airtel International Netherlands BV	USD	5.125%	03/11/2023	256,000	266,178	(2)
ICICI Bank Ltd.	USD	5.750%	11/16/2020	114,000	126,186	(1)
NTPC Ltd.	USD	5.625%	07/14/2021	275,000	299,133
Reliance Holding USA, Inc.	USD	5.400%	02/14/2022	200,000	215,982	(2)
Vedanta Resources PLC:
	USD	6.750%	06/07/2016	75,000	79,838	(1)
	USD	6.000%	01/31/2019	130,000	136,337	(2)
	USD	8.250%	06/07/2021	102,000	114,852	(2)
	USD	7.125%	05/31/2023	120,000	126,600	(2)

					1,365,106

Indonesia - 4.97%
Berau Capital Resources Pte Ltd.	USD	12.500%	07/08/2015	130,000	133,900	(1)
Indo Energy Finance II BV	USD	6.375%	01/24/2023	157,000	128,740	(2)
Indosat Palapa Co. BV	USD	7.375%	07/29/2020	250,000	272,813	(1)
Listrindo Capital BV	USD	6.950%	02/21/2019	320,000	347,200	(2)
PT Adaro Indonesia	USD	7.625%	10/22/2019	400,000	423,500	(1)

					1,306,153

Israel - 3.48%
B Communications Ltd.	USD	7.375%	02/15/2021	483,000	516,810	(2)
Delek & Avner Tamar Bond Ltd.:
	USD	3.839%	12/30/2018	122,000	124,135	(2)
	USD	5.082%	12/30/2023	268,000	274,030	(2)

					914,975

Jamaica - 0.78%
Digicel Group Ltd.	USD	7.125%	04/01/2022	200,000	206,150	(1)

Kazakhstan - 2.30%
Nostrum Oil & Gas Finance BV	USD	6.375%	02/14/2019	153,000	157,590	(2)
Zhaikmunai LP	USD	7.125%	11/13/2019	425,000	446,781	(2)

					604,371

Luxembourg - 0.81%
Puma International Financing SA	USD	6.750%	02/01/2021	205,000	213,885	(2)

Macau - 1.48%
MCE Finance Ltd.	USD	5.000%	02/15/2021	388,000	388,970	(2)

Malaysia - 0.85%
Malayan Banking Bhd	USD	3.250%	09/20/2022	220,000	222,038	(3)

Stone Harbor Investment Funds Annual Report | May 31, 2014	51

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Mexico - 9.03%
BBVA Bancomer SA	USD	6.750%	09/30/2022	480,000	$546,000	(2)
Cemex Finance LLC	USD	9.375%	10/12/2022	118,000	138,825	(2)
Cemex SAB de CV:
	USD	9.500%	06/15/2018	190,000	219,450	(2)
	USD	7.250%	01/15/2021	120,000	130,350	(2)
Fresnillo PLC	USD	5.500%	11/13/2023	200,000	212,440	(2)
Metalsa SAB de CV	USD	4.900%	04/24/2023	256,000	247,040	(2)
Mexichem SAB de CV	USD	4.875%	09/19/2022	160,000	166,400	(2)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	160,000	162,400	(2)
Telefonos de Mexico SAB de CV	USD	5.500%	11/15/2019	120,000	136,482
Tenedora Nemak SAB de CV	USD	5.500%	02/28/2023	400,000	414,000	(2)

					2,373,387

Morroco - 1.36%
OCP SA:
	USD	5.625%	04/25/2024	271,000	283,195	(2)
	USD	6.875%	04/25/2044	70,000	73,325	(2)

					356,520

Peru - 4.58%
Alicorp SAA	USD	3.875%	03/20/2023	223,000	217,425	(2)
Banco de Credito del Peru	USD	5.375%	09/16/2020	62,000	68,324	(1)
Cementos Pacasmayo SAA	USD	4.500%	02/08/2023	60,000	56,994	(2)
Cia Minera Ares SAC	USD	7.750%	01/23/2021	200,000	212,250	(2)
Cia Minera Milpo SAA	USD	4.625%	03/28/2023	192,000	187,200	(2)
Consorcio Transmantaro SA	USD	4.375%	05/07/2023	254,000	247,650	(2)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	140,000	156,632	(2)
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	57,000	56,145	(2)

					1,202,620

Philippines - 0.83%
FPT Finance Ltd.	USD	6.375%	09/28/2020	200,000	218,000	(1)

Qatar - 4.37%
Ooredoo International Finance Ltd.	USD	4.750%	02/16/2021	434,000	476,315	(1)
Ras Laffan Liquefied Natural Gas Co. Ltd. II	USD	5.298%	09/30/2020	319,296	350,428	(1)
Ras Laffan Liquefied Natural Gas Co. Ltd. III:
	USD	5.832%	09/30/2016	58,240	61,953	(1)
	USD	6.750%	09/30/2019	215,000	259,612	(1)

					1,148,308

Russia - 5.42%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	305,000	316,437	(2)
EDC Finance Ltd.	USD	4.875%	04/17/2020	162,000	154,710	(2)
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.	USD	5.125%	12/12/2017	245,000	246,838	(2)
Evraz Group SA	USD	6.500%	04/22/2020	200,000	186,500	(1)
Far East Capital Ltd. SA	USD	8.000%	05/02/2018	130,000	108,875	(2)
Metalloinvest Finance Ltd.	USD	6.500%	07/21/2016	80,000	83,100	(2)
Vimpel Communications Holdings BV:
	USD	6.255%	03/01/2017	200,000	207,000	(1)
	USD	5.950%	02/13/2023	126,000	120,771	(2)

					1,424,231

Saudi Arabia - 1.04%
Saudi Electricity Global Sukuk Co. 3:
	USD	4.000%	04/08/2024	130,000	134,095	(2)

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Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Saudi Arabia (continued)
Saudi Electricity Global Sukuk Co. 3: (continued)
	USD	5.500%	04/08/2044	131,000	$138,041	(2)

					272,136

Singapore - 2.59%
DBS Bank Ltd.	USD	3.625%	09/21/2022	80,000	82,773	(1)(3)
Olam International Ltd.	USD	5.750%	09/20/2017	200,000	213,500
Oversea-Chinese Banking Corp. Ltd.	USD	4.000%	10/15/2024	123,000	124,886	(2)(3)
STATS ChipPAC Ltd.:
	USD	5.375%	03/31/2016	63,000	64,575	(1)
	USD	4.500%	03/20/2018	193,000	194,689	(2)

					680,423

South Africa - 1.64%
Myriad International Holdings BV	USD	6.000%	07/18/2020	383,000	431,354	(2)

South Korea - 3.00%
Korea Gas Corp.:
	USD	2.875%	07/29/2018	30,000	30,845	(2)
	USD	3.875%	02/12/2024	150,000	158,193	(2)
Korea Hydro & Nuclear Power Co. Ltd.	USD	4.750%	07/13/2021	160,000	177,478	(1)
KT Corp.	USD	3.875%	01/20/2017	400,000	423,300

					789,816

Thailand - 1.61%
Bangkok Bank PCL:
	USD	3.300%	10/03/2018	64,000	65,133	(2)
	USD	3.875%	09/27/2022	136,000	134,530	(2)
PTT Global Chemical PCL	USD	4.250%	09/19/2022	80,000	79,665	(2)
PTTEP Canada International Finance Ltd.	USD	5.692%	04/05/2021	130,000	144,524	(1)

					423,852

Trinidad - 1.35%
Columbus International Inc.	USD	7.375%	03/30/2021	335,000	355,938	(2)

Turkey - 4.90%
Akbank TAS	USD	5.000%	10/24/2022	156,000	158,340	(1)
KOC Holding AS	USD	3.500%	04/24/2020	428,000	411,415	(2)
Turkiye Garanti Bankasi AS:
	USD	4.000%	09/13/2017	156,000	159,900	(2)
	USD	4.750%	10/17/2019	140,000	143,024	(2)
	USD	5.250%	09/13/2022	180,000	183,600	(2)
Turkiye Is Bankasi	USD	5.500%	04/21/2019	221,000	232,326	(2)

					1,288,605

United Arab Emirates - 6.37%
DP World Sukuk Ltd.	USD	6.250%	07/02/2017	220,000	245,542	(1)
Dubai Holding Commercial Operations MTN Ltd.	GBP	6.000%	02/01/2017	250,000	440,524
Emaar Sukuk Ltd.	USD	6.400%	07/18/2019	240,000	272,160
MAF Global Securities Ltd.:
	USD	5.250%	07/05/2019	250,000	270,938
	USD	7.125%	Perpetual	412,000	446,505	(3)

					1,675,669

Stone Harbor Investment Funds Annual Report | May 31, 2014	53

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Venezuela - 1.09%
Petroleos de Venezuela SA	USD	8.500%	11/02/2017	312,700	$287,684	(1)

TOTAL CORPORATE BONDS					25,946,727

(Cost $24,902,620)

SHORT TERM INVESTMENTS - 0.26%
Money Market Mutual Funds - 0.26%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.06001%	N/A	67,547	67,547

TOTAL SHORT TERM INVESTMENTS					67,547

(Cost $67,547)

Total Investments - 98.96%					26,014,274
(Cost $24,970,167)
Other Assets In Excess of Liabilities - 1.04%					272,794

Net Assets - 100.00%					$26,287,068

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

GBP	-	Great Britain Pound
USD	-	United States Dollar

(1)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2014, the aggregate market value of those securities was $6,209,889, which represents approximately 23.62% of net assets.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,261,488, which represents approximately 61.86% of net assets as of May 31, 2014.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of May 31, 2014.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
Bhd	-	Berhad is the Malaysian term for public limited company.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
LLC	-	Limited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OJSC	-	Open Joint Stock Company.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	-	A variable capital company.
SAC	-	Sociedad Anonima Abierta is the Peruvian term used for a publicly traded corporation.
SPV	-	Special Purpose Vehicle.
TAS	-	TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.

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Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2014

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Appreciation Unrealized
J.P.Morgan Chase & Co.	GBP	265,800	Sale	06/30/2014	$445,424	$1,831

						$1,831

** The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2014	55

Stone Harbor Investment Grade Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 42.91%
Aerospace/Defense - 0.80%
Northrop Grumman Corp.	USD	1.750%	06/01/2018	25,000	$24,902

Automotive - 0.85%
Ford Motor Credit Co. LLC	USD	4.250%	09/20/2022	25,000	26,594

Banking - 6.72%
Bank of America Corp.	USD	6.050%	05/16/2016	25,000	27,313
Capital One Bank USA NA	USD	3.375%	02/15/2023	25,000	24,948
Citigroup, Inc.	USD	5.300%	05/06/2044	25,000	25,653
Goldman Sachs Capital I	USD	6.345%	02/15/2034	25,000	28,507
Intesa Sanpaolo SpA	USD	3.125%	01/15/2016	25,000	25,729
PNC Financial Services Group, Inc.	USD	3.900%	04/29/2024	25,000	25,569
Wells Fargo & Co.	USD	4.125%	08/15/2023	50,000	51,871

					209,590

Chemicals - 0.85%
Mosaic Co.	USD	4.250%	11/15/2023	25,000	26,451

Exploration & Production - 3.27%
Apache Corp.	USD	4.750%	04/15/2043	50,000	52,583
BP Capital Markets PLC	USD	2.750%	05/10/2023	25,000	24,090
Continental Resources, Inc.	USD	3.800%	06/01/2024	25,000	25,403	(1)

					102,076

Food and Beverage - 3.27%
Diageo Investment Corp.	USD	2.875%	05/11/2022	50,000	49,904
SABMiller Holdings, Inc.	USD	3.750%	01/15/2022	50,000	52,284	(1)

					102,188

Healthcare - 2.43%
McKesson Corp.	USD	3.796%	03/15/2024	25,000	25,631
Thermo Fisher Scientific, Inc.	USD	1.300%	02/01/2017	50,000	50,205

					75,836

Life Insurance - 0.83%
Voya Financial, Inc.	USD	2.900%	02/15/2018	25,000	25,968

Media Cable - 2.42%
British Sky Broadcasting Group PLC	USD	3.125%	11/26/2022	25,000	24,170	(1)
Comcast Corp.	USD	4.250%	01/15/2033	50,000	51,642

					75,812

Media Non Cable - 1.83%
21st Century Fox America, Inc.	USD	6.650%	11/15/2037	25,000	32,058
Discovery Communications LLC	USD	3.300%	05/15/2022	25,000	25,031

					57,089

Metals/Mining/Steel - 1.63%
Newmont Mining Corp.	USD	6.250%	10/01/2039	50,000	51,099

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Stone Harbor Investment Grade Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Oil Field Services - 0.92%
Transocean, Inc.	USD	6.375%	12/15/2021	25,000	$28,719

Paper/Forest Products - 1.71%
Packaging Corp. of America	USD	4.500%	11/01/2023	50,000	53,476

Pharmaceuticals - 0.81%
AbbVie, Inc.	USD	1.750%	11/06/2017	25,000	25,239

Pipelines - 3.31%
Boardwalk Pipelines LP	USD	3.375%	02/01/2023	25,000	23,048
Dominion Gas Holdings LLC	USD	4.800%	11/01/2043	25,000	27,039	(1)
Williams Partners LP	USD	4.500%	11/15/2023	50,000	52,991

					103,078

Real Estate Investment Trust (REITs) - 2.25%
Boston Properties LP	USD	3.850%	02/01/2023	25,000	25,942
Corporate Office Properties LP	USD	3.600%	05/15/2023	25,000	24,013
DDR Corp.	USD	3.500%	01/15/2021	20,000	20,349
					70,304

Refining - 1.74%
Phillips 66	USD	4.300%	04/01/2022	50,000	54,421

Retail Non Food/Drug - 0.85%
Advance Auto Parts, Inc.	USD	4.500%	12/01/2023	25,000	26,610

Supermarkets - 0.87%
Kroger Co.	USD	5.150%	08/01/2043	25,000	27,059

Technology - 1.49%
Apple, Inc.	USD	3.850%	05/04/2043	50,000	46,625

Tobacco - 1.55%
Altria Group, Inc.	USD	2.850%	08/09/2022	50,000	48,354

Transportation Non Air/Rail - 0.84%
FedEx Corp.	USD	4.000%	01/15/2024	25,000	26,237

Wirelines - 1.67%
Telefonica Emisiones SAU	USD	3.192%	04/27/2018	25,000	26,091
Verizon Communications, Inc.	USD	3.450%	03/15/2021	25,000	25,959

					52,050

TOTAL CORPORATE BONDS					1,339,777

(Cost $1,277,744)

ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES - 12.57%
CAM Mortgage Trust 2013-1 M1	USD	5.000%	11/25/2057	25,000	25,563	(1)(2)
Ellington Loan Acquisition Trust 2007-1 A2B	USD	1.052%	05/28/2037	47,593	46,662	(1)(2)
GSAA Home Equity Trust 2004-11 2A1	USD	0.480%	12/25/2034	43,675	42,940	(2)
GSAMP Trust 2002-WF M1	USD	1.349%	10/20/2032	28,636	27,598	(2)
HLSS Servicer Advance Receivables Backed Notes 2014-T1 BT1	USD	1.542%	01/15/2015	100,000	100,100	(1)

Stone Harbor Investment Funds Annual Report | May 31, 2014	57

Stone Harbor Investment Grade Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Invitation Homes Trust 2013-SFR1 A	USD	1.400%	12/17/2015	49,642	$49,925	(1)(2)
ML-CFC Commercial Mortgage Trust 2007-8 AMA	USD	6.091%	07/12/2017	25,000	25,992	(2)
Rialto Real Estate Fund 2012 LT1 LLC, Series 2014-LT5	USD	2.850%	12/15/2015	25,000	25,012	(1)
TAL Advantage V LLC, Series 2013-2A	USD	3.550%	11/20/2023	23,750	24,281	(1)
Vericrest Opportunity Loan Transferee 2013-NPL6 A1	USD	3.625%	03/25/2054	24,223	24,375	(1)(3)

TOTAL ASSET BACKED/COMMERCIAL MORTGAGE BACKED SECURITIES					392,448

(Cost $389,571)

U.S. TREASURY BONDS/NOTES - 18.53%
U.S. Treasury Bonds	USD	2.000%	11/15/2021	225,000	223,198
U.S. Treasury Notes:
	USD	0.250%	12/15/2015	150,000	150,076
	USD	2.000%	01/31/2016	150,000	154,348
	USD	1.625%	04/30/2019	25,000	25,140
	USD	2.750%	02/15/2024	25,000	25,691

TOTAL U.S. TREASURY BONDS/NOTES					578,453

(Cost $571,370)

U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 18.67%
FNMA TBA:
	USD	3.500%	06/12/2014	75,000	77,332	(4)
	USD	4.000%	06/12/2014	175,000	185,527	(4)
	USD	4.500%	06/12/2014	150,000	162,281	(4)
	USD	3.500%	06/17/2014	100,000	105,844	(4)
GNMA TBA	USD	3.500%	06/19/2014	50,000	52,016	(4)

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES					583,000

(Cost $574,891)

SHORT TERM INVESTMENTS - 6.87%
Money Market Mutual Funds - 6.87%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.06001%	N/A	214,392	214,392

TOTAL SHORT TERM INVESTMENTS					214,392

(Cost $214,392)

Total Investments - 99.55%					3,108,070
(Cost $3,027,968)
Other Assets in Excess of Liabilities - 0.45%					14,186

Net Assets - 100.00%					$3,122,256

* The principal amount/shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

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Stone Harbor Investment Grade Fund	Statements of Investments
May 31, 2014

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $424,814, which represents approximately 13.61% of net assets as of May 31, 2014.

(2)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of May 31, 2014.
(3)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of May 31, 2014.
(4)	Investment purchased on a delayed delivery basis.

Common Abbreviations:

FNMA	-	Fannie Mae.
GNMA	-	Government National Mortgage Association.
LLC	-	Limited Liability Corporation.
LP	-	Limited Partnership.
NA	-	National Association.
PLC	-	Public Limited Company.
SAU	-	Sociedad Anónima Unipersonal is the Spanish term for Single Shareholder Corporartion.
SpA	-	Società per Azioni is the Italian term for Limited share company.
TBA	-	To Be Announced.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2014	59

Stone Harbor Strategic Income Fund	Statements of Investments
May 31, 2014

	Currency	Rate	Shares*	Market Value (Expressed in U.S. $)
OPEN-END FUNDS - 99.26%
Stone Harbor Emerging Markets Debt Fund	USD	N/A	335,330	$3,725,520	(1)
Stone Harbor High Yield Bond Fund	USD	N/A	381,043	3,669,443	(1)
Stone Harbor Investment Grade Fund	USD	N/A	299,741	3,111,307	(1)

				10,506,270

TOTAL OPEN-END FUNDS
(Cost $10,078,346)				10,506,270

SHORT TERM INVESTMENTS - 0.01%
Money Market Mutual Funds - 0.01%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.06001%	747	747

TOTAL SHORT TERM INVESTMENTS				747

(Cost $747)

Total Investments - 99.27%				10,507,017
(Cost $10,079,093)
Other Assets In Excess of Liabilities - 0.73%				77,654

Net Assets - 100.00%				$10,584,671

* The shares of each security is stated in the currency in which the security is denominated.

Currency Abbreviations:

USD	-	United States Dollar

(1)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Funds and has the same investment adviser.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation
Citigroup Global Markets	EUR	21,800	Sale	06/30/2014	$29,716	$158
Citigroup Global Markets	GBP	12,300	Sale	06/30/2014	20,612	87

						$245

** The contracted amount is stated in the currency in which the contract is denominated.

See Notes to Financial Statements.

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Stone Harbor Strategic Income Fund	Statements of Investments
May 31, 2014

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Euro-Bund Future	Long	7	6/07/14	$1,400,878	$42,749
Long Gilt Future	Long	3	9/27/14	556,965	2,263
US Ultra T-Bond Future	Long	2	9/20/14	300,560	3,656

				$2,258,404	$48,668

Description	Position	Contracts	Expiration Date	Notional Amount	Unrealized Depreciation
US 10yr T-Note Future	Short	(25)	9/20/14	$(3,137,890)	$(13,672)

				$(3,137,890)	$(13,672)

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2014	61

Stone Harbor Investment Funds	Statements of Assets and Liabilities
May 31, 2014

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
ASSETS:
Investments , at value(1)	$2,134,248,582	$299,913,698	$2,097,486,067	$26,014,274
Cash	3,145,293	46,759	2,737,495	106,159
Foreign currency, at value (Cost $409,222, $111,912, $1,820,528 and $0, respectively)	223,663	111,354	1,732,139	–
Unrealized appreciation on forward foreign currency contracts	108,114	62,152	747,508	1,831
Deposits with brokers for forward foreign currency contracts collateral	30,000	–	–	–
Receivable for investments sold	12,370,534	1,304,874	379,580,472	24,031
Receivable for fund shares sold	4,900,014	–	2,763,812	–
Interest receivable	31,581,569	4,557,511	42,423,650	320,643
Prepaid and other assets	30,774	32,722	66,960	18,903
Total Assets	2,186,638,543	306,029,070	2,527,538,103	26,485,841

LIABILITIES:
Payable due to brokers for forward foreign currency contracts collateral	–	–	270,000	–
Payable for investments purchased	4,259,104	2,898,178	29,151,961	106,159
Payable for fund shares redeemed	2,833,249	111	2,651,656	–
Unrealized depreciation on forward foreign currency contracts	–	–	2,155,396	–
Payable to adviser	1,093,119	128,018	1,589,790	18,727
Payable to administrator	94,126	18,054	107,943	1,820
Other payables	394,559	128,778	827,221	72,067
Total Liabilities	8,674,157	3,173,139	36,753,967	198,773
Net Assets	$2,177,964,386	$302,855,931	$2,490,784,136	$26,287,068

NET ASSETS CONSIST OF:
Paid-in capital	$2,175,543,457	$280,140,039	$2,696,020,261	$29,111,474
Undistributed/(overdistributed) net investment income	1,548,029	723,656	(22,425,485)	33,976
Accumulated net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	(71,260,295)	7,343,915	(102,355,365)	(3,904,354)

Net unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	72,133,195	14,648,321	(80,455,275)	1,045,972
Net Assets	$2,177,964,386	$302,855,931	$2,490,784,136	$26,287,068

PRICING OF SHARES:
Institutional Class
Net Assets	$2,177,964,386	$302,855,931	$2,490,784,136	$26,287,068
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	196,069,405	31,455,233	249,984,702	2,847,399
Net assets value, offering and redemption price per share	$11.11	$9.63	$9.96	$9.23

(1)Cost of Investments	$2,062,099,314	$285,325,280	$2,176,679,775	$24,970,167

See Notes to Financial Statements.
62	www.shiplp.com

Stone Harbor Investment Funds	Statements of Assets and Liabilities
May 31, 2014

	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund
ASSETS:
Investments , at value(1)	$3,108,070	$747
Investments in affiliates, at value(2)	–	10,506,270
Cash	–	2,390
Foreign currency, at value (Cost $0 and $24,778, respectively)	–	24,729
Unrealized appreciation on forward foreign currency contracts	–	245
Cash pledged as collateral for forward commitments	600,111	–
Deposits with brokers for futures contracts collateral	–	27,643
Receivable for investments sold	51,764	–
Receivable for variation margin	–	48,668
Interest receivable	13,140	–
Prepaid and other assets	17,163	22,763
Total Assets	3,790,248	10,633,455

LIABILITIES:
Payable for investments purchased	626,898	–
Payable for variation margin	–	13,672
Payable to adviser	922	4,899
Payable to administrator	1,466	413
Other payables	38,706	29,800
Total Liabilities	667,992	48,784
Net Assets	$3,122,256	$10,584,671

NET ASSETS CONSIST OF:
Paid-in capital	$3,007,934	$10,140,528
Undistributed net investment income	4,236	25,766
Accumulated net realized gain/(loss) on investments, forward foreign currency contracts, futures contracts and foreign currency transactions	29,984	(44,889)

Net unrealized appreciation on investments, forward foreign currency contracts, futures contracts and translation of assets and liabilities denominated in foreign currencies	80,102	463,266
Net Assets	$3,122,256	$10,584,671

PRICING OF SHARES:
Institutional Class
Net Assets	$3,122,256	$10,584,671
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	300,737	1,013,714
Net assets value, offering and redemption price per share	$10.38	$10.44

(1)Cost of Investments	$3,027,968	$747
(2)Cost of Investments in affiliates	$–	$10,078,346

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2014	63

Stone Harbor Investment Funds	Statements of Operations
For the Year Ended May 31, 2014

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
INVESTMENT INCOME:
Interest	$112,722,444	$23,392,267	$153,492,192	$2,442,151
Dividends	265,400	214,298	55,749	703
Total Investment Income	112,987,844	23,606,565	153,547,941	2,442,854

EXPENSES:
Investment advisory fee	11,468,931	1,741,639	18,287,872	371,906
Administration fees	931,049	199,735	1,178,756	25,828
Custodian fees	610,566	41,843	1,720,539	12,793
Audit fees	66,191	64,815	66,191	45,815
Printing fees	5,420	4,307	10,915	3,592
Legal fees	19,081	19,081	19,081	19,081
Trustee fees	64,237	12,379	83,851	1,721
Transfer agent fees	43,052	24,288	45,845	21,975
Registration fees	117,165	26,147	76,071	28,842
Insurance fees	22,838	5,690	28,774	606
Other	14,339	7,791	18,369	3,012
Total expenses before waiver/reimbursement	13,362,869	2,147,715	21,536,264	535,171
Less fees waived by investment adviser	–	(231,918)	–	(97,636)
Total Net Expenses	13,362,869	1,915,797	21,536,264	437,535
Net Investment Income	99,624,975	21,690,768	132,011,677	2,005,319

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(74,870,956)	8,728,144	(250,167,467)	(2,160,971)
Investments - affiliated securities	343,748	–	–	–
Forward foreign currency contracts	(924,653)	(643,401)	4,152,063	(52,001)
Foreign currency transactions	(50,665)	320,729	(7,205,009)	(389,629)
Net realized gain/(loss)	(75,502,526)	8,405,472	(253,220,413)	(2,602,601)
Change in unrealized appreciation/(depreciation) on:
Investments	42,922,954	(4,671,109)	14,955,057	501,194
Forward foreign currency contracts	(1,127,068)	(180,613)	1,079,631	(14,194)
Translation of assets and liabilities denominated in foreign currencies	(558,033)	(2,481)	92,115	117
Net change in unrealized appreciation/(depreciation)	41,237,853	(4,854,203)	16,126,803	487,117
Net Realized and Unrealized Gain/(Loss)	(34,264,673)	3,551,269	(237,093,610)	(2,115,484)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$65,360,302	$25,242,037	$(105,081,933)	$(110,165)

See Notes to Financial Statements.
64	www.shiplp.com

Stone Harbor Investment Funds	Statements of Operations
For the Period December 19, 2013 (Commencement of Operations) to May 31, 2014

	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund
INVESTMENT INCOME:
Interest	$28,805	$–
Dividends	186	17
Dividends from affiliated securities	–	160,505
Total Investment Income	28,991	160,522

EXPENSES:
Investment advisory fee	4,752	25,126
Administration fees	2,824	2,122
Custodian fees	876	1,000
Audit fees	27,400	17,400
Printing fees	1,463	1,463
Legal fees	6,591	6,591
Trustee fees	27	90
Transfer agent fees	9,149	9,327
Registration fees	774	1,473
Insurance fees	20	68
Other	2,665	2,647
Total expenses before waiver/reimbursement	56,541	67,307
Less fees waived by investment adviser	(4,752)	(25,126)
Less expenses reimbursed by investment adviser	(44,960)	(36,790)
Total Net Expenses	6,829	5,391
Net Investment Income	22,162	155,131

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	29,993	–
Investments - affiliated securities	–	1,340
Futures contracts	–	(46,205)
Forward foreign currency contracts	–	784
Foreign currency transactions	–	354
Net realized gain/(loss)	29,993	(43,727)
Change in unrealized appreciation/(depreciation) on:
Investments	80,102	427,924
Futures contracts	–	34,996
Forward foreign currency contracts	–	245
Translation of assets and liabilities denominated in foreign currencies	–	101
Net change in unrealized appreciation	80,102	463,266
Net Realized and Unrealized Gain	110,095	419,539
Net Increase in Net Assets Resulting from Operations	$132,257	$574,670

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2014	65

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund		Stone Harbor High Yield Bond Fund

	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013

OPERATIONS:
Net investment income	$99,624,975	$74,806,955	$21,690,768	$34,158,305
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	(75,846,274)	(1,611,503)	8,405,472	14,454,436
Net realized gain on investments - affiliated securities	343,748	–	–	–
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	41,237,853	30,426,237	(4,854,203)	21,808,228

Net increase in net assets resulting from operations	65,360,302	103,621,689	25,242,037	70,420,969

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(86,019,842)	(74,212,098)	(22,390,532)	(33,469,548)
From net realized gains	–	(7,462,387)	(10,114,843)	(1,484,074)

Net decrease in net assets from distributions to shareholders	(86,019,842)	(81,674,485)	(32,505,375)	(34,953,622)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	589,771,294	701,645,400	18,366,132	70,255,935
Issued to shareholders in reinvestment of distributions	82,361,287	78,161,464	30,458,281	31,890,743
Cost of shares redeemed	(310,280,824)	(148,710,236)	(125,687,444)	(270,312,084)

Net increase/(decrease) in net assets from capital share transactions	361,851,757	631,096,628	(76,863,031)	(168,165,406)

Net Increase/(Decrease) in Net Assets	341,192,217	653,043,832	(84,126,369)	(132,698,059)

NET ASSETS:
Beginning of period	1,836,772,169	1,183,728,337	386,982,300	519,680,359

End of period	$2,177,964,386	$1,836,772,169	$302,855,931	$386,982,300

Includes undistributed net investment income of:	$1,548,029	$327,850	$723,656	$1,606,754

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	162,037,118	108,310,075	39,368,510	56,889,085
Shares sold	55,561,421	59,623,123	1,918,497	7,368,911
Shares reinvested	7,802,599	6,675,662	3,203,877	3,323,302
Shares redeemed	(29,331,733)	(12,571,742)	(13,035,651)	(28,212,788)

Shares outstanding - end of period	196,069,405	162,037,118	31,455,233	39,368,510

See Notes to Financial Statements.
66	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund

	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013	For the Year Ended May 31, 2014	For the Year Ended May 31, 2013

OPERATIONS:
Net investment income	$132,011,677	$95,341,510	$2,005,319	$2,831,461
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	(253,220,413)	24,204,534	(2,602,601)	(1,372,927)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	16,126,803	(11,735,106)	487,117	3,498,202

Net increase/(decrease) in net assets resulting from operations	(105,081,933)	107,810,938	(110,165)	4,956,736

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(17,612,618)	(80,332,640)	(2,080,114)	(2,733,381)
From net realized gains	(12,318,762)	(3,257,825)	–	–

Net decrease in net assets from distributions to shareholders	(29,931,380)	(83,590,465)	(2,080,114)	(2,733,381)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	1,007,385,023	960,952,241	26,904,350	30,480,000
Issued to shareholders in reinvestment of distributions	29,494,620	82,497,686	2,080,114	2,733,381
Cost of shares redeemed	(875,509,273)	(166,738,410)	(68,683,365)	(1,890,000)

Net increase/(decrease) in net assets from capital share transactions	161,370,370	876,711,517	(39,698,901)	31,323,381

Net Increase/(Decrease) in Net Assets	26,357,057	900,931,990	(41,889,180)	33,546,736

NET ASSETS:
Beginning of period	2,464,427,079	1,563,495,089	68,176,248	34,629,512

End of period	$2,490,784,136	$2,464,427,079	$26,287,068	$68,176,248

Includes undistributed/(overdistributed) net investment income of:	$(22,425,485)	$9,453,766	$33,976	$152,302

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	234,568,603	154,809,668	7,278,681	3,896,019
Shares sold	102,260,030	87,325,840	2,959,490	3,290,911
Shares reinvested	3,069,429	7,514,090	234,122	289,977
Shares redeemed	(89,913,360)	(15,080,995)	(7,624,894)	(198,226)

Shares outstanding - end of period	249,984,702	234,568,603	2,847,399	7,278,681

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2014	67

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund

	For the Period December 19, 2013 (Commencement of Operations) to May 31, 2014	For the Period December 19, 2013 (Commencement of Operations) to May 31, 2014

OPERATIONS:
Net investment income	$22,162	$155,131
Net realized gain/(loss) on investments, forward foreign currency contracts, futures contracts and foreign currency transactions	29,993	(45,067)
Net realized gain on investments - affiliated securities	–	1,340
Net change in unrealized appreciation on investments, forward foreign currency contracts, futures contracts and foreign currency translations	80,102	463,266

Net increase in net assets resulting from operations	132,257	574,670

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(17,965)	(130,527)

Net decrease in net assets from distributions to shareholders	(17,965)	(130,527)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	2,989,999	10,010,001
Issued to shareholders in reinvestment of distributions	17,965	130,527

Net increase in net assets from capital share transactions	3,007,964	10,140,528

Net Increase in Net Assets	3,122,256	10,584,671

NET ASSETS:
Beginning of period	–	–

End of period	$3,122,256	$10,584,671

Includes undistributed net investment income of:	$4,236	$25,766

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	–	–
Shares sold	298,981	1,000,996
Shares reinvested	1,756	12,718

Shares outstanding - end of period	300,737	1,013,714

See Notes to Financial Statements.
68	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2014	2013	2012	2011	2010

Net asset value - beginning of period	$11.34	$10.93	$11.20	$10.48	$9.22
Income from investment operations:
Net investment income	0.55 (1)	0.55 (1)	0.65 (1)	0.67 (1)	0.75
Net realized and unrealized gain/(loss) on investments	(0.31)	0.45	(0.15)	1.00	1.44

Total income from investment operations	0.24	1.00	0.50	1.67	2.19

Less distributions to common shareholders:
From net investment income	(0.47)	(0.54)	(0.67)	(0.63)	(0.79)
From net realized gains	–	(0.05)	(0.10)	(0.32)	(0.14)

Total distributions	(0.47)	(0.59)	(0.77)	(0.95)	(0.93)

Net Increase/(Decrease) in Net Asset Value	(0.23)	0.41	(0.27)	0.72	1.26

Net asset value - end of period	$11.11	$11.34	$10.93	$11.20	$10.48

Total Return(2)	2.45%	9.05%	4.61%	16.30%	24.25%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,178	$1,837	$1,184	$749	$178
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.70%	0.68%	0.72%	0.77%	0.91%
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.70%	0.68%	0.72%	0.75%	0.75%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	5.21%	4.68%	5.78%	6.02%	6.80%
Portfolio turnover rate	68%	68%	60%	82%	125%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower in 2010 and 2011 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2014	69

Stone Harbor High Yield Bond Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2014	2013	2012	2011	2010

Net asset value - beginning of period	$9.83	$9.13	$10.00	$9.36	$8.39
Income from investment operations:
Net investment income	0.60 (1)	0.70 (1)	0.72 (1)	0.77 (1)	0.73
Net realized and unrealized gain/(loss) on investments	0.13	0.72	(0.59)	0.78	0.96

Total income from investment operations	0.73	1.42	0.13	1.55	1.69

Less distributions to common shareholders:
From net investment income	(0.64)	(0.68)	(0.70)	(0.76)	(0.72)
From net realized gains	(0.29)	(0.04)	(0.30)	(0.15)	–

Total distributions	(0.93)	(0.72)	(1.00)	(0.91)	(0.72)

Net Increase/(Decrease) in Net Asset Value	(0.20)	0.70	(0.87)	0.64	0.97

Net asset value - end of period	$9.63	$9.83	$9.13	$10.00	$9.36

Total Return(2)	7.90%	15.87%	1.77%	17.14%	20.53%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$303	$387	$520	$488	$408
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.62%	0.60%	0.62%	0.65%	0.67%
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	6.23%	7.27%	7.67%	7.78%	8.13%
Portfolio turnover rate	54%	59%	46%	60%	36%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

See Notes to Financial Statements.
70	www.shiplp.com

Stone Harbor Local Markets Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2014	2013	2012	2011 (1)

Net asset value - beginning of period	$10.51	$10.10	$11.21	$10.00
Income/(loss) from investment operations:
Net investment income(2)	0.53	0.49	0.57	0.51
Net realized and unrealized gain/(loss) on investments	(0.96)	0.33	(1.21)	1.14

Total income/(loss) from investment operations	(0.43)	0.82	(0.64)	1.65

Less distributions to common shareholders:
From net investment income	(0.07)	(0.39)	(0.45)	(0.39)
From net realized gains	(0.05)	(0.02)	–	(0.05)
From tax return of capital	–	–	(0.02)	–

Total distributions	(0.12)	(0.41)	(0.47)	(0.44)

Net Increase/(Decrease) in Net Asset Value	(0.55)	0.41	(1.11)	1.21

Net asset value - end of period	$9.96	$10.51	$10.10	$11.21

Total Return(3)(4)	(4.04)%	7.92%	(5.84)%	16.82%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,491	$2,464	$1,563	$606
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.88%	0.86%	0.89%	1.01	%(5)
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.88%	0.86%	0.89%	1.00	%(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	5.41%	4.45%	5.35%	5.13	%(5)
Portfolio turnover rate	181%	191%	161%	102%

(1)	The Fund commenced operation on June 30, 2010.
(2)	Calculated using average shares throughout the period.
(3)

Total returns would have been lower in 2011 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(4)	Total returns for periods of less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.
Stone Harbor Investment Funds Annual Report | May 31, 2014	71

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2014	2013	2012 (1)

Net asset value - beginning of period	$9.37	$8.89	$10.00
Income/(loss) from investment operations:
Net investment income(2)	0.41	0.44	0.59
Net realized and unrealized gain/(loss) on investments	(0.08)	0.46	(1.11)

Total income/(loss) from investment operations	0.33	0.90	(0.52)

Less distributions to common shareholders:
From net investment income	(0.47)	(0.42)	(0.59)

Total distributions	(0.47)	(0.42)	(0.59)

Net Increase/(Decrease) in Net Asset Value	(0.14)	0.48	(1.11)

Net asset value - end of period	$9.23	$9.37	$8.89

Total Return(3)	3.80%	10.13%	(5.10)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$26	$68	$35
Ratio of expenses to average net assets without fee waivers/reimbursements	1.22%	1.16%	1.32%
Ratio of expenses to average net assets with fee waivers/reimbursements	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets with fee waivers/reimbursements	4.58%	4.68%	6.41%
Portfolio turnover rate	78%	78%	51%

(1)	The Fund commenced operations on June 1, 2011.
(2)	Calculated using average shares throughout the period.
(3)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

See Notes to Financial Statements.

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Stone Harbor Investment Grade Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2014 (1)

Net asset value - beginning of period	$10.00
Income/(loss) from investment operations:
Net investment income(2)	0.07
Net realized and unrealized gain on investments	0.37

Total income from investment operations	0.44

Less distributions to common shareholders:
From net investment income	(0.06)

Total distributions	(0.06)

Net Increase in Net Asset Value	0.38

Net asset value - end of period	$10.38

Total Return(3)(4)	4.41%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$3,122
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	4.14%	(5)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.50%	(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	1.62%	(5)
Portfolio turnover rate	27%

(1)	The Fund commenced operations on December 19, 2013.
(2)	Calculated using average shares throughout the period.
(3)	Total returns for periods of less than one year are not annualized.
(4)

Total returns would have been lower in 2014 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(5)	Annualized.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2014	73

Stone Harbor Strategic Income Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class For the Year Ended May 31	2014 (1)

Net asset value - beginning of period	$10.00
Income/(loss) from investment operations:
Net investment income(2)	0.15
Net realized and unrealized gain on investments	0.42

Total income from investment operations	0.57

Less distributions to common shareholders:
From net investment income	(0.13)

Total distributions	(0.13)

Net Increase in Net Asset Value	0.44

Net asset value - end of period	$10.44

Total Return(3)(4)	5.73%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$10,585
Ratio of expenses to average net assets without fees waived by investment adviser and expenses reimbursed by investment adviser	1.46%	(5)(6)
Ratio of expenses to average net assets with fees waived by investment adviser and expenses reimbursed by investment adviser	0.12%	(5)(6)
Ratio of net investment income to average net assets with fee waivers/reimbursements	3.38%	(5)(6)
Portfolio turnover rate	0%	(7)

(1)	The Fund commenced operations on December 19, 2013.
(2)	Calculated using average shares throughout the period.
(3)	Total returns for periods of less than one year are not annualized.
(4)

Total returns would have been lower in 2014 had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(5)	Annualized.
(6)	Ratio does not include expenses of the mutual funds held in the investment portfolio
(7)	Less than 0.5%.

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, and Stone Harbor Strategic Income Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Stone Harbor Investment Grade Fund and the Stone Harbor Strategic Income Fund commenced operations on December 19, 2013. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, there were no outstanding shares for the Distributor Class of each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These types of securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Investment Grade Fund’s investment objective is to maximize total return. The Fund invests in various types of fixed income securities and under normal market conditions will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Investment Grade Debt Securities. “Investment Grade Debt Securities” include fixed income securities that are rated investment grade by any of Moody’s Investors Services, Inc., Standard & Poor’s Rating Services, Fitch Ratings Limited, DBRS or other qualified rating agencies or, if unrated, are determined by the Adviser to be of comparable quality, and derivative instruments related to those securities.

Stone Harbor Investment Funds Annual Report | May 31, 2014	75

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

The Strategic Income Fund’s investment objective is to maximize total return. The Fund is intended to provide broad exposure to global credit markets. The Fund, either directly or through investment in the underlying funds, may invest in a broad variety of fixed income and other income producing securities and instruments (including derivatives), and will not be limited in terms of type of instrument, geography, credit rating or duration. The Fund may invest all or a significant portion of its assets in Stone Harbor Investment Grade Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund and other funds sponsored or advised by the Adviser (together, the “underlying funds”). The Fund is not required to invest in the underlying funds, and from time to time may not be invested in any underlying fund. In addition to investing in the underlying funds, the Fund may invest directly in fixed income securities and in other instruments and transactions.

The Emerging Markets Debt Fund, Local Markets Fund and Emerging Markets Corporate Debt Fund are each classified as “non-diversified” under the 1940 Act. As a result, the Funds can invest a greater portion of the Funds’ assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund, Investment Grade Fund, and Strategic Income Fund are diversified funds.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the closing bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees (the “Board”). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value. Futures contracts are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Foreign currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	—

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3	—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of May 31, 2014:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$1,657,699,164	$–	$1,657,699,164
Bank Loans	–	–	249,965	249,965
Corporate Bonds	–	437,302,142	–	437,302,142
Credit Linked Notes
Colombia	–	24,682,627	–	24,682,627
Iraq	–	–	9,778,779	9,778,779
Short Term Investments	4,535,905	–	–	4,535,905

Total	$4,535,905	$2,119,683,933	$10,028,744	$2,134,248,582

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$108,114	$–	$108,114

Total	$–	$108,114	$–	$108,114

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$270,053,105	$–	$270,053,105
Convertible Corporate Bonds	–	4,521,572	–	4,521,572
Bank Loans	–	14,228,958	–	14,228,958
Common/Preferred Stocks	2,098,678	19	–	2,098,697
Short Term Investments	9,011,366	–	–	9,011,366

Total	$11,110,044	$288,803,654	$–	$299,913,698

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$62,152	$–	$62,152

Total	$–	$62,152	$–	$62,152

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$1,742,287,116	$–	$1,742,287,116
Corporate Bonds	–	66,423,718	–	66,423,718
Credit Linked Notes	–	133,795,970	–	133,795,970
Short Term Investments	154,979,263	–	–	154,979,263

Total	$154,979,263	$1,942,506,804	$–	$2,097,486,067

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$747,508	$–	$747,508
Liabilities
Forward Foreign Currency Contracts	–	(2,155,396)	–	(2,155,396)

Total	$–	$(1,407,888)	$–	$(1,407,888)

Stone Harbor Investment Funds Annual Report | May 31, 2014	77

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$25,946,727	$–	$25,946,727
Short Term Investments	67,547	–	–	67,547

Total	$67,547	$25,946,727	$–	$26,014,274

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$1,831	$–	$1,831

Total	$–	$1,831	$–	$1,831

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Stone Harbor Investment Grade Fund
Corporate Bonds	$–	$1,339,777	$–	$1,339,777
Asset Backed/Commercial Mortgage Backed Securities	–	392,448	–	392,448
U.S. Treasury Bonds/Notes	–	578,453	–	578,453
U.S. Government Agency Mortgage Backed Securities	–	583,000	–	583,000
Short Term Investments	214,392	–	–	214,392

Total	$214,392	$2,893,678	$–	$3,108,070

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Stone Harbor Strategic Income Fund
Open-End Funds	$10,506,270	$–	$–	$10,506,270
Short Term Investments	747	–	–	747

Total	$10,507,017	$–	$–	$10,507,017

Other Financial Instruments**

Assets
Forward Foreign Currency Contracts	$–	$245	$–	$245
Futures Contracts	48,668	–	–	48,668
Liabilities
Futures Contracts	(13,672)	–	–	(13,672)

Total	$34,996	$245	$–	$35,241

*	For detailed Industry/Country descriptions, see accompanying Statements of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statements of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value.

There were no transfers between Levels 1 and 2 during the year ended May 31, 2014. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. Other financial assets were moved from Level 2 to Level 3 as observable inputs were not available for purposes of valuing those assets.

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2013	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of May 31, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2014*

Stone Harbor Emerging Markets Debt Fund
Bank Loans	$560,734	$—	$—	$—	$477,660	$249,965	$(1,038,394)	$—	$—	$249,965	$—
Credit Linked Notes	11,419,038	179,259	—	(303,314)	1,575,054	—	(3,091,258)	—	—	9,778,779	899,815

TOTAL	$11,979,772	$179,259	$—	$(303,314)	$2,052,714	$249,965	$(4,129,652)	$—	$—	$10,028,744	$899,815

Investments in Securities	Balance as of May 31, 2013	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of May 31, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2014*

Stone Harbor Emerging Markets Corporate Debt Fund
Credit Linked Notes	$313,925	$(84)	$—	$(73,680)	$120,182	$—	$(360,343)	$—	$—	$—	$—

TOTAL	$313,925	$(84)	$—	$(73,680)	$120,182	$—	$(360,343)	$—	$—	$—	$—

*	Realized gain/(loss) and change in unrealized appreciation/(depreciation) are included in the related amounts on the investment in the Statements of Operations.

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Stone Harbor Investment Funds Annual Report | May 31, 2014	79

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers.” Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Schedules of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds: Certain Funds may invest in inflation indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities: Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

U.S. Government Agencies or Government-Sponsored Enterprises: Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Forward Commitments: Certain Funds may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (i.e., “when-issued,” “delayed-delivery,” “forward commitment,” or “To Be Announced (“TBA”) transactions”) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future or after a period longer than the customary settlement period for that type of security. No interest will be earned by a Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery. A Fund will not engage in these transactions for investment leverage.

When-issued securities involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the value of the security or general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller’s failure to do so may cause a Fund to miss an advantageous price or yield.

The Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction.

Unsettled TBA sale (purchase) commitments are valued at the current market value of the underlying securities. The contract is adjusted to market value daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. Outstanding TBA commitments and related deliverables are reflected on the State of Assets and Liabilities in Payable for investments purchased and Receivable for investments sold, respectively. If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. These gain/loss amounts are reflected in the Accumulated net realized gain/loss on investments and Net unrealized appreciation on investments on the Statement of Assets and Liabilities.

Stone Harbor Investment Funds Annual Report | May 31, 2014	81

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid at least annually.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended May 31, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

The Funds’ use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Forward Foreign Currency Contracts: The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Futures Contracts: Certain Funds may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures contract transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its broker a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of May 31, 2014, the Strategic Income Fund held futures contracts outstanding with an unrealized gain of $34,996. No other Funds held futures contracts at May 31, 2014.

Stone Harbor Investment Funds Annual Report | May 31, 2014	83

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts and future contracts on the Statements of Assets and Liabilities as of May 31, 2014:

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Stone Harbor Emerging Markets Debt Fund
Foreign Exchange Rate Risk	Unrealized appreciation on forward foreign currency contracts	$108,114	Unrealized depreciation on forward foreign currency contracts	$–

Total		$108,114		$–

Stone Harbor High Yield Bond Fund
Foreign Exchange Rate Risk	Unrealized appreciation on forward foreign currency contracts	$62,152	Unrealized depreciation on forward foreign currency contracts	$–

Total		$62,152		$–

Stone Harbor Local Markets Fund
Foreign Exchange Rate Risk	Unrealized appreciation on forward foreign currency contracts	$747,508	Unrealized depreciation on forward foreign currency contracts	$(2,155,396)

Total		$747,508		$(2,155,396)

Stone Harbor Emerging Markets Corporate Debt Fund
Foreign Exchange Rate Risk	Unrealized appreciation on forward foreign currency contracts	$1,831	Unrealized depreciation on forward foreign currency contracts	$–

Total		$1,831		$–

Stone Harbor Strategic Income Fund
Foreign Exchange Rate Risk	Unrealized appreciation on forward foreign currency contracts	$245	Unrealized depreciation on forward foreign currency contracts	$–
Interest Rate Risk (Futures Contracts)	Receivable for variation margin	$48,668	Payable for variation margin	$(13,672)

Total		$48,913		$(13,672)

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

The number of forward foreign currency contracts and futures contracts held at May 31, 2014 is representative of activity during the period ended May 31, 2014.

The effect of forward foreign currency contracts and futures contracts on the Statements of Operations for the period ended May 31, 2014:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income

Stone Harbor Emerging Markets Debt Fund
Forward Exchange Rate Risk	Net realized gain/(loss) on forward foreign currency contracts	(924,653)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(1,127,068)

Total		$(924,653)		$(1,127,068)

Stone Harbor High Yield Bond Fund
Forward Exchange Rate Risk	Net realized gain/(loss) on forward foreign currency contracts	(643,401)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(180,613)

Total		$(643,401)		$(180,613)

Stone Harbor Local Markets Fund
Forward Exchange Rate Risk	Net realized gain/(loss) on forward foreign currency contracts	4,152,063	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	1,079,631

Total		$4,152,063		$1,079,631

Stone Harbor Emerging Markets Corporate Debt Fund
Forward Exchange Rate Risk	Net realized gain/(loss) on forward foreign currency contracts	(52,001)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(14,194)

Total		$(52,001)		$(14,194)

Stone Harbor Strategic Income Fund
Forward Exchange Rate Risk	Net realized gain/(loss) on forward foreign currency contracts	784	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	245
Interest Rate Risk (Futures Contracts)	Net realized loss on futures contracts	(46,205)	Change in unrealized appreciation on futures contracts	34,996

Total		$(45,421)		$35,241

Stone Harbor Investment Funds Annual Report | May 31, 2014	85

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

Offsetting Arrangements: Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of May 31, 2014.

Offsetting of Derivatives Assets

May 31, 2014

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Cash Collateral Received(a)	Net Amount Receivable
Stone Harbor Emerging Markets Debt Fund
Forward foreign currency contracts	$108,114	$–	$108,114	$–	$–	$108,114
Total	$108,114	$–	$108,114	$–	$–	$108,114

Stone Harbor High Yield Bond Fund
Forward foreign currency contracts	$62,152	$–	$62,152	$–	$–	$62,152
Total	$62,152	$–	$62,152	$–	$–	$62,152

Stone Harbor Local Markets Fund
Forward foreign currency contracts	$747,508	$–	$747,508	$(747,508)	$–	$–
Total	$747,508	$–	$747,508	$(747,508)	$–	$–

Stone Harbor Emerging Markets Corporate Debt Fund
Forward foreign currency contracts	$1,831	$–	$1,831	$–	$–	$1,831
Total	$1,831	$–	$1,831	$–	$–	$1,831

Stone Harbor Strategic Income Fund
Forward foreign currency contracts	$245	$–	$245	$–	$–	$245
Total	$245	$–	$245	$–	$–	$245

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

Offsetting of Derivatives Liabilities

May 31, 2014

				Gross Amounts Not Offset in the Statements of Assets and Liabilities

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset (a)	Cash Collateral Pledged(a)	Net Amount Payable

Stone Harbor Local Markets Fund
Forward foreign currency contracts	$2,155,396	$–	$2,155,396	$(747,508)	$–	$1,407,888

Total	$2,155,396	$–	$2,155,396	$(747,508)	$–	$1,407,888

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Funds during the periods ended May 31, 2014 and May 31, 2013 , was as follows:

	For the Year Ended May 31,
Stone Harbor Emerging Markets Debt Fund	2014	2013

Ordinary Income	$85,919,272	$78,804,336
Long-Term Capital Gain	100,570	2,870,149

Total	$86,019,842	$81,674,485

	For the Year Ended May 31,
Stone Harbor High Yield Bond Fund	2014	2013

Ordinary Income	$23,884,719	$33,469,548
Long-Term Capital Gain	8,620,656	1,484,074

Total	$32,505,375	$34,953,622

	For the Year Ended May 31,
Stone Harbor Local Markets Fund	2014	2013

Ordinary Income	$25,186,122	$82,687,694
Long-Term Capital Gain	4,745,258	902,771

Total	$29,931,380	$83,590,465

	For the Year Ended May 31,
Stone Harbor Emerging Markets Corporate Debt Fund	2014	2013

Ordinary Income	$2,080,114	$2,733,381

Total	$2,080,114	$2,733,381

		For the Period
Stone Harbor Investment Grade Fund		Ended May 31, 2014

Ordinary Income		$17,965

Total		$17,965

Stone Harbor Investment Funds Annual Report | May 31, 2014	87

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

Stone Harbor Strategic Income Fund	For the Period Ended May 31, 2014

Ordinary Income	$130,527

Total	$130,527

As of May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Debt Fund
Undistributed Ordinary Income	$2,746,820
Accumulated Capital Loss	(65,679,587)
Unrealized Appreciation	65,638,517
Cumulative Effect of Other Timing Difference*	(284,821)

Total	$2,420,929

Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income	$1,129,696
Accumulated Capital Gain	7,113,965
Unrealized Appreciation	14,534,383
Cumulative Effect of Other Timing Difference*	(62,152)

Total	$22,715,892

Stone Harbor Local Markets Fund
Undistributed Ordinary Income	$2,515,479
Accumulated Capital Loss	(93,903,742)
Unrealized Depreciation	(99,004,350)
Cumulative Effect of Other Timing Difference*	(14,843,512)

Total	$(205,236,125)

Stone Harbor Emerging Markets Corporate Debt Fund
Undistributed Ordinary Income	$37,668
Accumulated Capital Loss	(3,847,595)
Unrealized Appreciation	989,213
Cumulative Effect of Other Timing Difference*	(3,692)

Total	$(2,824,406)

Stone Harbor Investment Grade Fund
Undistributed Ordinary Income	$34,220
Unrealized Appreciation	80,102
Cumulative Effect of Other Timing Difference*	–

Total	$114,322

Stone Harbor Strategic Income Fund
Undistributed Ordinary Income	$26,011
Accumulated Capital Loss	(9,893)
Unrealized Appreciation	463,266
Cumulative Effect of Other Timing Difference*	(35,241)

Total	$444,143

*	Other temporary differences due to timing, consist primarily of mark-to-market on forward foreign currency contracts.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended May 31, 2014, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of foreign currencies, in kind transactions and certain other investments and the amounts reclassified did not affect net assets.

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Stone Harbor Emerging Markets Debt Fund	$1	$(12,384,954)	$12,384,953
Stone Harbor High Yield Bond Fund	(414,886)	(183,334)	598,220
Stone Harbor Local Markets Fund	(8,852,339)	(146,278,310)	155,130,649
Stone Harbor Emerging Markets Corporate Debt Fund	(410,072)	(43,531)	453,603
Stone Harbor Investment Grade Fund	(30)	39	(9)
Stone Harbor Strategic Income Fund	–	1,162	(1,162)

Capital Losses: As of May 31, 2014 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code.

Capital losses carried forward were as follows:

Fund	Short-Term	Long-Term
Stone Harbor Emerging Markets Debt Fund	$20,814,999	$1,295,535
Stone Harbor Local Markets Fund	24,947,473	311,722
Stone Harbor Emerging Markets Corporate Debt Fund	1,353,221	2,269,613

The following Funds elect to defer to the year ending May 31, 2015 the following capital losses recognized during the period November 1, 2013 through May 31, 2014:

Fund	Amount
Stone Harbor Emerging Markets Debt Fund	$43,569,053
Stone Harbor Local Markets Fund	68,644,547
Stone Harbor Emerging Markets Corporate Debt Fund	224,761
Stone Harbor Strategic Income Fund	9,893

The following Fund elects to defer to the period ending May 31, 2015, late year ordinary losses in the amount of:

Fund	Amount
Stone Harbor Local Markets Fund	$16,110,677

Unrealized Appreciation and Depreciation on Investments: At May 31, 2014 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$89,098,753
Gross depreciation on investments (excess of tax cost over value)	(23,444,163)
Net depreciation (excess of value over tax cost) of foreign currency and derivatives	(16,073)
Net unrealized appreciation	$65,638,517

Cost of investments for income tax purposes	$2,068,593,992

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$15,930,388
Gross depreciation on investments (excess of tax cost over value)	(1,455,908)
Net appreciation (excess of value over tax cost) of foreign currency and derivatives	59,903
Net unrealized appreciation	$14,534,383

Cost of investments for income tax purposes	$285,439,218

Stone Harbor Investment Funds Annual Report | May 31, 2014	89

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$32,672,644
Gross depreciation on investments (excess of tax cost over value)	(130,415,427)
Net depreciation (excess of value over tax cost) of foreign currency and derivatives	(1,261,567)

Net unrealized depreciation	$(99,004,350)

Cost of investments for income tax purposes	$2,195,228,850

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$1,091,850
Gross depreciation on investments (excess of tax cost over value)	(104,502)
Net appreciation (excess of value over tax cost) of foreign currency and derivatives	1,865

Net unrealized appreciation	$989,213

Cost of investments for income tax purposes	$25,026,926

Stone Harbor Investment Grade Fund
Gross appreciation on investments (excess of value over tax cost)	$80,109
Gross depreciation on investments (excess of tax cost over value)	(7)
Net appreciation (excess of value over tax cost) of foreign currency and derivatives	–

Net unrealized appreciation	$80,102

Cost of investments for income tax purposes	$3,027,968

Stone Harbor Strategic Income Fund
Gross appreciation on investments (excess of value over tax cost)	$428,263
Gross depreciation on investments (excess of tax cost over value)	(338)
Net appreciation (excess of value over tax cost) of foreign currency and derivatives	35,341

Net unrealized appreciation	$463,266

Cost of investments for income tax purposes	$10,079,093

4. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75%, 0.85%, 0.35%, and 0.55% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, and the Stone Harbor Strategic Income Fund, respectively.

The Adviser has contractually agreed to waive fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class, Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class, and Stone Harbor Investment Grade Fund Institutional Class will not exceed 0.75%, 0.55%, 1.00%, 1.00%, and 0.50%, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses with respect to the Stone Harbor Strategic Income Fund Institutional Class so that the Net Annual Operating Expenses (inclusive of acquired fund fees and expenses but exclusive of brokerage expenses, interest expense, taxes and extraordinary expenses) will not exceed 0.70%. The fee waiver agreements are in effect through September 30, 2014 and are reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. At May 31, 2014, deferred fees and expenses eligible to be recovered will expire as follows:

	2015	2016	2017	Total
Stone Harbor High Yield Bond Fund	$324,939	$256,488	$231,918	$813,345
Stone Harbor Emerging Markets Corporate Debt Fund	$97,840	$99,115	$97,636	$294,591
Stone Harbor Investment Grade Fund	N/A	N/A	$49,712	$49,712
Stone Harbor Strategic Income Fund	N/A	N/A	$61,917	$61,917

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

5. INVESTMENTS

During the year ended May 31, 2014, common stock holdings were redeemed in-kind. The intent of the transfers was to save on equity transaction costs both for the redeeming shareholder at the institution they transferred to and for Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and the Stone Harbor Emerging Markets Corporate Debt Fund on the sale of assets. The assets of one separate account in Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and the Stone Harbor Emerging Markets Corporate Debt Fund were redeemed-in-kind out of each Fund in the amount of $10,440,611, $63,146,839, and $28,800,454, with a realized gain/(loss) of $306,685, $(8,084,066), and $(396,048), respectively. There was a subscription-in-kind in the Stone Harbor Emerging Markets Debt Fund, the Stone Harbor High Yield Bond Fund, and the Stone Harbor Local Markets Fund in the amounts of $19,684,809, $7,481,834, and $1,390,270, respectively.

For the year ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments, U.S. Government Obligations and transfer-in-kinds) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$1,670,616,244	$1,249,376,229
Stone Harbor High Yield Bond Fund	181,765,396	271,040,873
Stone Harbor Local Markets Fund	4,216,374,709	3,900,745,727
Stone Harbor Emerging Markets Corporate Debt Fund	32,500,533	42,467,887
Stone Harbor Investment Grade Fund	2,225,862	568,601
Stone Harbor Strategic Income Fund	10,100,505	23,500
For the year ended May 31, 2014 the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations were as follows:
	Purchases	Sales
Stone Harbor Investment Grade Fund	$775,572	$207,153

6. AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the year ended May 31, 2014 were as follows:

Stone Harbor Emerging Markets Debt Fund

Security Name	Share Balance June 1, 2013	Purchases	Sales	Share Balance May 31, 2014	Dividend Income	Realized Gain	Market Value May 31, 2014

Stone Harbor Emerging Markets Corporate Debt Fund	–	1,665,074	1,665,074	–	$229,508	$(343,748)	$–

TOTAL					$229,508	$(343,748)	$–

Stone Harbor Strategic Income Fund
Security Name	Share Balance December 19, 2013 (commencement of operations)	Purchases	Sales	Share Balance May 31, 2014	Dividend Income	Realized Gain	Market Value May 31, 2014

Stone Harbor Emerging Markets Debt Fund	–	337,457	2,127	335,330	$53,148	$1,340	$3,725,520

Stone Harbor High Yield Bond Fund	–	381,043	–	381,043	89,451	–	3,669,443

Stone Harbor Investment Grade Fund	–	299,741	–	299,741	17,906	–	3,111,307

TOTAL					$160,505	$1,340	$10,506,270

7. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Stone Harbor Investment Funds Annual Report | May 31, 2014	91

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2014

8. SHARES OF BENEFICIAL INTEREST

At May 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

9. BENEFICIAL OWNERSHIP

As of May 31, 2014 IMF Retired Staff Benefits owned beneficially 28.38% of the Stone Harbor High Yield Bond Fund’s outstanding shares, the Stone Harbor Strategic Income Fund owned beneficially 99.67% of the Stone Harbor Investment Grade Fund’s outstanding shares and an individual shareholder owned 49.95% of the Stone Harbor Strategic Income Fund’s outstanding shares.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. OTHER

Board of Trustees Compensation: No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds. The Trust will pay each Trustee who is not an interested person an annual fee of $54,000. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings.

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Stone Harbor Investment Funds	Additional Information
May 31, 2014 (Unaudited)

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2013 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended May 31, 2014. The Funds designate the following as a percentage of taxable ordinary income distributions, up to the maximum amount allowable, for the calendar year ended December 31, 2013:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund	Stone Harbor Investment Grade Fund	Stone Harbor Strategic Income Fund
Dividends Received Deduction Percentage	0.00%	0.11%	0.00%	0.00%	0.00%	0.00%
Qualified Dividend Income Percentage	0.00%	0.11%	0.00%	0.00%	0.00%	0.00%

In early 2014, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2013 via Form 1099. The Funds will notify shareholders in early 2015 of amounts paid to them by the Funds, if any, during the calendar year 2014.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stone Harbor Emerging Markets Debt Fund, the Stone Harbor High Yield Bond Fund, and the Stone Harbor Local Markets Fund designate $100,570, $8,620,656, and $4,745,258 respectively, as long term capital gain dividends.

Stone Harbor Investment Funds Annual Report | May 31, 2014	93

Stone Harbor Investment Funds	Board Approval of Investment Advisory Agreements
May 31, 2014 (Unaudited)

The investment advisory agreements (each an “Agreement” and, together, the “Agreements”) for each of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, and Stone Harbor Strategic Income Fund (each, a “Fund” and together, the “Funds”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the applicable Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Funds (the “Independent Trustees”). Each Agreement is terminable with respect to a Fund by the Adviser, a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the applicable Fund, without penalty, by not less than 60 days’ prior written notice. Each Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of Stone Harbor Investment Partners LP, each Fund’s investment adviser (the “Adviser”), including the Funds’ respective portfolio managers, and regularly reviews detailed information regarding the investment program and performance of each Fund. The Board of Trustees also receives periodic updates between meetings. The Trustees, including the Independent Trustees, met on April 16, 2014 to review the Agreements for each Fund and to determine whether to approve the continuation of the Agreements for an additional one-year period. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information on each Fund’s investment performance and the performance of a group of comparable funds (some of which was prepared by a third party); (ii) information on each Fund’s advisory fees and other expenses, including information about the fees charged to institutional accounts managed by the Adviser, comparisons of the Funds’ fees to the fees of a group of similar funds prepared by a third party and information about any applicable expense caps; and (iii) information about the profitability of each Agreement to the Adviser. In considering whether to approve the continuation of each Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Funds under the Agreements.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Funds. In this regard, the Trustees took into account the experience of each Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to the Funds. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser.

The Trustees reviewed performance information for each Fund, including information prepared by a third party, for various time periods since each Fund’s inception. The review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by a third party and each Fund’s respective benchmark. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that these factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds.

The Trustees considered the fees charged to each Fund for advisory services as well as the total expense level of each Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of each Fund’s advisory fees and total expense levels compared to a group of comparable funds selected by the third party. The Trustees noted that each of the Funds is subject to expense caps, and each of the Fund’s advisory fee and total expenses (after application of the expense caps and waivers) align competitively with comparable groups of mutual funds. The Adviser also provided information about the costs to it of providing services to the Funds and information about its profitability with respect to its management of the Funds, as well as information about the advisory fees it charges to other funds and institutional separate accounts with similar strategies and information about differences in such fees. In this regard, the Trustees noted that the effective management fee rates received by the Adviser from the Funds (after application of expense caps and waivers) are generally comparable to the fees charged to similarly managed institutional accounts. They also noted that the Funds were offered primarily to institutional investors, many of whom were focused on the Funds’ fees and expenses, and that the Funds are relatively small when compared to certain of the Adviser’s institutional accounts and therefore are able to take advantage of resources at the Adviser devoted to institutional accounts. The Trustees also considered the demands and complexity of the investment management of the Funds as compared to the complexity of managing other funds and separate accounts.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the advisory fees for each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Funds supported the renewal of the Agreements.

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Stone Harbor Investment Funds	Board Approval of Investment Advisory Agreements
May 31, 2014 (Unaudited)

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Funds grow and whether those economies would be shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees noted that the Funds’ expenses are capped, and that the Adviser proposed to maintain the Funds’ fee waiver/expense reimbursement arrangements at current levels until September 30, 2015 and that some of the Funds had expense ratios that were below the cap. The Trustees also considered whether breakpoints in the investment advisory fees would be appropriate and, after discussion, decided not to ask management to propose breakpoints at this time but indicated that the implementation of breakpoints might be considered in the future.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the extent to which economies of scale would be shared with the Funds supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

Whether each Fund has operated in accordance with its investment objective and each Fund’s record of compliance with its investment restrictions and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser provided to the Funds, including resources designed to ensure compliance with the investment objectives, policies and restrictions of each Fund.

•	So-called “fallout benefits” to the Adviser, such as the benefits from offering its institutional clients the ability to invest in a registered investment company.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreements for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, and Stone Harbor Strategic Income Fund should be continued through June 20, 2015.

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Stone Harbor Investment Funds	Trustees & Officers
May 31, 2014 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name & Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Alan Brott 1942	Chairman of Audit Committee; Trustee	Since June 21, 2007	Columbia University Associate Professor, 2000-Present; Consultant, 1991-Present.	8	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi-Strategy Fund, Excelsior Multi-Strategy Hedge Fund of Funds, and Excelsior Private Markets Fund II.	Significant experience on Board of Trustees of the Trust and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.
Heath B. McLendon 1933	Trustee	Since June 21, 2007	Retired; formerly Citigroup— Chairman of Equity Research Oversight Committee (retired December 31, 2006).	8	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund.	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in the mutual fund industry.
Patrick Sheehan 1947	Trustee	Since June 21, 2007	Retired; formerly, Citigroup Asset Management— Managing Director and Fixed Income Portfolio Manager, 1991-2002.	8	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund.	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.

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Stone Harbor Investment Funds	Trustees & Officers
May 31, 2014 (Unaudited)

INTERESTED TRUSTEE

Name & Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Thomas K. Flanagan(3) 1953	Chairman and Trustee	Trustee: Since October 17, 2012	Since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	8	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund.

(1)	Trustees serve for an indefinite term, unless a trustee early retires, resigns or is removed from office.

(2)

For purposes of this table, the Stone Harbor Fund Complex includes each series of the Stone Harbor Investment Funds (the “Funds”) and the Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund, each of which shares an investment adviser with the Funds.

(3)	Mr. Flanagan is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor.

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Stone Harbor Investment Funds	Trustees & Officers
May 31, 2014 (Unaudited)

OFFICERS

Name & Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Peter J. Wilby 1958	President and Chief Executive Officer	Since June 21, 2007	Co-portfolio manager of the Funds; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer – North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.
Dan Berkery 1967	Executive Vice President	Since September 27, 2010	Co-portfolio manager of High Yield Bond Fund and Strategic Income Fund; since June 2010, Portfolio Manager of Stone Harbor; prior to June 2010, Executive Director, Portfolio Manager for convertible bond securities at UBS O’Conner; joined UBS O’Conner in 2000.
Pablo Cisilino 1967	Executive Vice President	Since June 21, 2007	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund and Strategic Income Fund; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.
James E. Craige 1967	Executive Vice President	Since June 21, 2007	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, Emerging Markets Corporate Debt Fund and Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.
David Oliver 1959	Executive Vice President	Since September 29, 2008	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, and Emerging Markets Corporate Debt Fund; since June 2008, Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.
Angus Halkett 1977	Executive Vice President	Since October 17, 2012	Co-portfolio manager of the Funds; since June 2011, Portfolio Manager of Stone Harbor; prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.
William Perry 1962	Executive Vice President	Since October 17, 2012	Co-portfolio manager of the Funds; since September 2012, Portfolio Manager of Stone Harbor; from August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at J.P.Morgan Chase.
Marianne Rossi 1960	Executive Vice President	Since September 27, 2010	Co-portfolio manager of High Yield Bond Fund and Strategic Income Fund; since June 2010, Portfolio Manager of Stone Harbor; from October 2007 to June 2010, Senior Portfolio Manager for US and global high yield strategies at Fischer Francis Tree & Watts/BNP Paribas Asset Management; from December 2006 to October 2007, Chief Investment Officer, Head of Global High Yield and Senior Portfolio Manager at BNY Asset Management; prior to December 2006, Head of Global High Yield and Senior Portfolio Manager at UBS Global Asset Management; joined UBS Global Asset Management in 2000.

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Stone Harbor Investment Funds	Trustees & Officers
May 31, 2014 (Unaudited)

OFFICERS (continued)

Name & Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
David Torchia 1959	Executive Vice President	Since July 17, 2013	Co-portfolio manager of Investment Grade Fund and Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and senior portfolio manager responsible for directing investment policy and strategy for all investment grade U.S. fixed income portfolios at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1984.
Roger Lavan 1963	Executive Vice President	Since July 17, 2013	Co-portfolio manager of Investment Grade Fund and Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and senior portfolio manager responsible for U.S. governments, mortgages and asset-backed securities at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1987.
David Scott 1961	Executive Vice President	Since July 17, 2013	Co-portfolio manager of Investment Grade Fund and Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; joined Salomon Brothers Asset Management Limited in 1983.
David Griffiths 1964	Executive Vice President	Since July 17, 2013	Co-portfolio manager of Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; joined Salomon Brothers Asset Management Limited in 1993.
Catherine Nolan 1960	Executive Vice President	Since July 17, 2013	Co-portfolio manager of High Yield Bond Fund and Strategic Income Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Director, Senior Vice President and Senior High Yield Credit Analyst at Credit Suisse Asset Management/DLJ Asset Management, Associate Director and Senior High Yield Credit Analyst for Bear Sterns Asset Management.
Wei Romualdo 1970	Executive Vice President	Since July 17, 2013	Co-portfolio manager of Strategic Income Fund; since April 2006, Portfolio Manager and Credit Analyst of Stone Harbor; prior to April 2006, Director and Senior Analyst at Citigroup Asset Management; joined Citigroup Asset Management in 1998.
Jeffrey S. Scott 1959	Chief Compliance Officer	Since June 21, 2007	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2005 to March 2006, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2005, Chief Compliance Officer, Salomon Brothers Asset Management Inc.
Thomas Reynolds 1960	Principal Financial and Accounting Officer	Since April 16, 2014	Since April 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.

Stone Harbor Investment Funds Annual Report | May 31, 2014	99

Stone Harbor Investment Funds	Trustees & Officers
May 31, 2014 (Unaudited)

OFFICERS (continued)

Name & Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years
Amanda Suss 1969	Treasurer	Since April 16, 2014	Since July 2011, Senior Finance Associate of Stone Harbor; from May 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; from April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.
Adam J. Shapiro 1963	Secretary; Anti-Money Laundering Officer	Since June 21, 2007	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.
JoEllen L. Legg 1961	Assistant Secretary	Since January 23, 2008	Vice President, Assistant General Counsel of ALPS Fund Services, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributors, Inc.; Secretary of ALPS Series Trust; Assistant Secretary of Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, James Advantage Funds and WesMark Funds.
Gina Meyer 1980	Assistant Treasurer	Since July 17, 2013	Since August 2013, Assistant Treasurer, RiverNorth Funds; since November 2012, Fund Controller for ALPS Fund Services, Inc.; from January 2011 to October 2012, Manager of Fund Accounting for Jackson National Asset Management; from August 2008 to January 2011, Supervisor of Fund Accounting for Jackson National Asset Management.

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

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INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

SHF000707 exp. 07/31/15

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Alan J. Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for fiscal years ended May 31, 2013 and May 31, 2014 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $236,000 and $257,000, respectively.

(b)

Audit-Related Fees: The aggregate fees billed for the fiscal years ended May 31, 2013 and May 31, 2014 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported in paragraph (a) of this Item 4 were $0 and $0, respectively.

(c)

Tax Fees: The aggregate fees billed for fiscal years ended May 31, 2013 and May 31, 2014 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $18,540 and $29,340, respectively. The fiscal year 2013 and 2014 tax fees were for services pertaining to federal and state income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)

All Other Fees: The aggregate fees billed fiscal years ended May 31, 2013 and May 31, 2014 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended May 31, 2013 and May 31, 2014, were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 8, 2014

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

Date:	August 8, 2014